                                                                       Exhibit 1


                           REVOLVING CREDIT AGREEMENT


                                  BY AND AMONG


                              MOORE MEDICAL CORP.,


                          BANK OF BOSTON CONNECTICUT,


                       THE OTHER LENDERS WHICH ARE OR MAY
                             BECOME PARTIES HERETO


                                      AND


                      BANK OF BOSTON CONNECTICUT, AS AGENT


                    MADE AS OF THE 9TH DAY OF JANUARY, 1996

                               TABLE OF CONTENTS
                               -----------------

(S)1.  DEFINITIONS AND RULES OF INTERPRETATION......................................1
           (S)1.1. Definitions......................................................1
           (S)1.2. Rules of Interpretation..........................................1
(S)2.  THE REVOLVING CREDIT FACILITY................................................1
           (S)2.1. Commitment to Lend...............................................1
                                       (a)..........................................1
                                       (b)..........................................1
           (S)2.2. Commitment Fee...................................................2
           (S)2.3. Reduction of Total Commitment....................................2
           (S)2.4. The Revolving Credit Notes.......................................2
           (S)2.5. Interest on Revolving Credit Loans...............................3
                                       (a)..........................................3
                                       (b)..........................................3
                                       Each Eurodollar Rate Loan shall bear interest for
                                       the period commencing with the Drawdown Date
                                       thereof and ending on the last day of each Interest
                                       Period with respect thereto at the Eurodollar Rate
                                       determined for such Interest Period plus the
                                       Applicable Margin............................3
                                       (c)..........................................4
           (S)2.6. Requests for Revolving Credit Loans..............................4
                                       (a)..........................................4
                                       (b)..........................................4
                                             (i)....................................4
                                             (ii)...................................4
                                             (iii)..................................4
                                             (iv)...................................4
           (S)2.7. Conversion Options...............................................4
                                       (a)..........................................4
                                             (i)....................................4
                                             (ii)...................................4
                                             (iii)..................................5
                                             (iv)...................................5
                                       (b)..........................................5
                                       (c)..........................................5
           (S)2.8. Funds for Revolving Credit Loan..................................5
                                       (a)..........................................5
                                       (b)..........................................6
                                             (i)....................................6
                                             (ii)...................................6
                                             (iii)..................................6
           (S)2.9. Settlement; Application of Repayments of Revolving Credit Loans..6



                                       (a) The Borrower and each of the Banks agree
                                       that.........................................6
                                             (i)....................................7
                                             (ii)...................................7
                                       (b)..........................................7
                                             (i)....................................7
                                             (ii)...................................7
                                             (iii)..................................7
                                             (iv)...................................7
                                       (c)..........................................7
                                             (i)....................................8
                                             (ii)...................................8
                                             (iii)..................................8
                                       (d)..........................................8
                                       (e)..........................................8
        (S)2.10. Change in Borrowing Base...........................................9
(S)3. REPAYMENT OF THE REVOLVING CREDIT LOANS.......................................9
        (S)3.1. Maturity............................................................9
        (S)3.2. Mandatory Repayments of Revolving Credit Loans......................9
                                       (a)..........................................9
                                       (b)..........................................9
        (S)3.3. Optional Repayments of Revolving Credit Loans.......................9
(S)4. LETTERS OF CREDIT.............................................................10
        (S)4.1. Letter of Credit Commitments........................................10
                                       (a)..........................................10
                                             (i)....................................10
                                             (ii)...................................10
                                       (b)..........................................10
                                       (c)..........................................10
                                             (i)....................................11
                                             (ii)...................................11
                                       (d)..........................................11
                                       (e)..........................................11
        (S)4.2. Reimbursement Obligation of the Borrower............................11
                                       (a)..........................................11
                                             (i)....................................11
                                             (ii)...................................11
                                       (b)..........................................11
                                       (c)..........................................12
        (S)4.3. Letter of Credit Payments...........................................12
                                       (a)..........................................12
                                       (b)..........................................12
                                       (c)..........................................12
        (S)4.4. Obligations Absolute................................................13
        (S)4.5. Reliance by Issuer..................................................13


        (S)4.6. Letter of Credit Fees...............................................13
                                             (i)....................................14
                                             (ii)...................................14
                                             (iii)..................................14
(S)5. GENERAL PROVISIONS............................................................14
        (S)5.1. Closing Fee.........................................................14
        (S)5.2. Agent's Fee.........................................................14
        (S)5.3. Funds for Payments..................................................14
                                       (a)..........................................14
                                       (b)..........................................14
        (S)5.4. Computations........................................................15
        (S)5.5. Inability to Determine Eurodollar Rate..............................15
                                       (a)..........................................15
                                       (b)..........................................15
                                       (c)..........................................16
        (S)5.6. Illegality..........................................................16
                                       (a)..........................................16
                                       (b)..........................................16
        (S)5.7. Additional Costs, Etc...............................................16
                                       (a)..........................................16
                                       (b)..........................................16
                                       (c)..........................................17
                                       (d)..........................................17
                                             (i)....................................17
                                             (ii)...................................17
                                             (iii)..................................17
        (S)5.8. Capital Adequacy....................................................18
                                       (a)..........................................18
                                       (b)..........................................18
        (S)5.9. Certificate.........................................................18
        (S)5.10. Indemnity..........................................................18
                                       (a)..........................................18
                                       (b)..........................................19
                                       (c)..........................................19
        (S)5.11. Interest After Default.............................................19
(S)6. COLLATERAL SECURITY AND GUARANTIES............................................19
(S)7. REPRESENTATIONS AND WARRANTIES................................................19
        (S)7.1. Corporate Authority.................................................19
                                       (a)..........................................19
                                             (i)....................................19
                                             (ii)...................................19
                                             (iii)..................................19
                                       (b)..........................................20
                                             (i)....................................20
                                             (ii)...................................20


                                             (iii)..................................20
                                             (iv)...................................20
                                       (c)..........................................20
        (S)7.2. Governmental Approvals..............................................20
        (S)7.3. Title to Properties; Leases.........................................20
        (S)7.4. Financial Statements................................................21
        (S)7.5. No Material Changes, Etc............................................21
        (S)7.6. Franchises, Patents, Copyrights, Etc................................21
        (S)7.7. Litigation..........................................................21
        (S)7.8. No Materially Adverse Contracts, Etc................................21
        (S)7.9. Compliance with Other Instruments, Laws, Etc........................22
        (S)7.10. Tax Status.........................................................22
                                       (a)..........................................22
                                       (b)..........................................22
                                       (c)..........................................22
        (S)7.11. No Event of Default................................................22
        (S)7.12. Holding Company and Investment Company Acts........................22
        (S)7.13. Absence of Financing Statements, Etc...............................22
        (S)7.14. Perfection of Security Interest....................................23
        (S)7.15. Certain Transactions...............................................23
        (S)7.16. Regulations U and X................................................23
        (S)7.17. Subsidiaries, etc..................................................23
(S)8. AFFIRMATIVE COVENANTS OF THE BORROWER.........................................23
        (S)8.1. Punctual Payment....................................................24
        (S)8.2. Maintenance of Office...............................................24
        (S)8.3. Records and Accounts................................................24
                                       (a)..........................................24
                                       (b)..........................................24
        (S)8.4. Financial Statements, Certificates and Information..................24
                                       (a)..........................................24
                                       (b)..........................................25
                                       (c)..........................................25
                                       (d)..........................................25
                                       (e)..........................................25
                                       (f)..........................................25
                                       (g)..........................................25
        (S)8.5. Notices.............................................................26
                                       (a)..........................................26
                                       (b)..........................................26
                                             (i)....................................26
                                             (ii)...................................26
                                       (c)..........................................26
                                       (d)..........................................26
        (S)8.6. Corporate Existence; Maintenance of Properties......................27
                                       (a)..........................................27


                                       (b)..........................................27
                                       (c)..........................................27
     (S)8.7. Insurance..............................................................27
     (S)8.8. Taxes..................................................................27
     (S)8.9. Inspection of Properties and Books, Etc................................28
                                       (a)..........................................28
                                       (b)..........................................28
        (S)8.10. Compliance with Laws, Contracts, Licenses, and Permits.............28
                                       (a)..........................................28
                                       (b)..........................................28
                                       (c)..........................................28
                                       (d)..........................................28
        (S)8.11. Employee Benefit Plans.............................................29
                                             (i)....................................29
                                             (ii)...................................29
        (S)8.12. Use of Proceeds....................................................29
        (S)8.13. Deposit of Accounts Receivable.....................................29
                                       (a)..........................................29
                                       (b)..........................................29
                                       (c)..........................................30
                                       (d)..........................................30
                                       (e)..........................................30
                                       (f)..........................................30
                                       (g)..........................................30
                                       (h)..........................................30
        (S)8.14. Further Assurances.................................................31
(S)9. CERTAIN NEGATIVE COVENANTS OF THE BORROWER....................................31
        (S)9.1. Restrictions on Indebtedness........................................31
                                       (a)..........................................31
                                       (b)..........................................31
                                             (i)....................................31
                                             (ii)...................................31
                                       (c)..........................................31
                                       (d)..........................................31
                                       (e)..........................................32
                                       (f)..........................................32
                                       (g)..........................................32
                                       (h)..........................................32
        (S)9.2. Restrictions on Liens...............................................32
                                       (a)..........................................32
                                       (b)..........................................32
                                       (c)..........................................32
                                       (d)..........................................32
                                       (e)..........................................33
                                             (i)....................................33


                                             (ii)...................................33
                                             (iii)..................................33
                                             (iv)...................................33
                                             (v)....................................33
                                             (vi)...................................33
                                             (vii)..................................33
                                             (viii).................................33
                                             (ix) purchase moneys...................34
                                             (x)....................................34
        (S)9.3. Restrictions on Investments.........................................34
                                       (a)..........................................34
                                       (b)..........................................34
                                       (c)..........................................34
                                       (d)..........................................35
                                       (e)..........................................35
                                       (f)..........................................35
                                       (g)..........................................35
                                       (h)..........................................35
                                       (i)..........................................35
        (S)9.4. Distributions.......................................................35
        (S)9.5. Merger, Consolidation and Disposition of Assets.....................35
                                       (a) Without the prior written consent of the
                                       Majority Banks, t............................35
                                       (b)..........................................35
        (S)9.6. Sale and Leaseback..................................................35
        (S)9.7. Compliance with Environmental Laws..................................36
                                       (a)..........................................36
                                       (b)..........................................36
                                       (c)..........................................36
                                       (d)..........................................36
                                       (e)..........................................36
        (S)9.8. Employee Benefit Plans..............................................36
                                       (a)..........................................36
                                       (b)..........................................36
                                       (c)..........................................36
                                       (d)..........................................37
(S)10. FINANCIAL COVENANTS OF THE BORROWER..........................................37
        (S)10.1. Earnings Before Interest and Taxes to Total Interest Expense.......37
        (S)10.2. Cash Flow to Financial Obligations.................................37
        (S)10.3. Liabilities to Tangible Net Worth Ratio............................37
        (S)10.4. Consolidated Tangible Net Worth....................................37
        (S)10.5. Capital Expenditures...............................................37
(S)11. CLOSING CONDITIONS...........................................................37
        (S)11.1. Loan Documents.....................................................38
        (S)11.2. Certified Copies of Charter Documents..............................38


                                       (a)..........................................38
                                       (b)..........................................38
        (S)11.3. Corporate Action...................................................38
        (S)11.4. Incumbency Certificate.............................................38
                                        (a).........................................38
                                        (b).........................................38
                                        (c).........................................38
        (S)11.5. Validity of Liens..................................................38
        (S)11.6. Perfection Certificates and UCC Search Results.....................39
        (S)11.7. Certificates of Insurance..........................................39
        (S)11.8. Borrowing Base Report..............................................39
        (S)11.9. Accounts Receivable Aging Report...................................39
        (S)11.10. Opinion of Counsel................................................39
        Greenberger & Forman, counsel to the Borrower and its Subsidiaries..........39
        (S)11.11. Payment of Fees...................................................39
        (S)11.12. Payoff Letter.....................................................40
(S)12. CONDITIONS TO ALL BORROWINGS.................................................40
        (S)12.1. Representations True; No Event of Default..........................40
        (S)12.2. Proceedings and Documents..........................................40
        (S)12.3. Borrowing Base Report..............................................40
(S)13. EVENTS OF DEFAULT; ACCELERATION; ETC.........................................41
        (S)13.1. Events of Default and Acceleration.................................41
                                       (a)..........................................41
                                       (b)..........................................41
                                       (c)..........................................41
                                       (d)..........................................41
                                       (e)..........................................41
                                       (f)..........................................41
                                       (g)..........................................42
                                       (h)..........................................42
                                       (i)..........................................42
                                       there shall remain in force, undischarged,
                                       unsatisfied and unstayed, for more than thirty
                                       days, whether or not consecutive, any final
                                       judgment against the Borrower or any of its
                                       Subsidiaries that, with other outstanding final
                                       judgments, undischarged, against the Borrower
                                       or any of its Subsidiaries exceeds in the
                                       aggregate $100,000;..........................42
                                       (j)..........................................42
                                       (k)..........................................43
                                       (l)..........................................43
                                       (m)..........................................43
                                       (n)..........................................43
                                       (o)..........................................43


        (S)13.2. Termination of Commitments.........................................44
        (S)13.3. Remedies...........................................................44
        (S)13.4. Distribution of Collateral Proceeds................................45
                                        (a).........................................45
                                        (b).........................................45
                                             (i)....................................45
                                             (ii)...................................45
                                        (c).........................................45
                                        (d).........................................45
(S)14. SETOFF.......................................................................45
                                        (a).........................................46
                                        (b).........................................46
(S)15. THE AGENT....................................................................46
        (S)15.1. Authorization......................................................46
        (S)15.2. Employees and Agents...............................................46
        (S)15.3. No Liability.......................................................47
        (S)15.4. No Representations.................................................47
        (S)15.5. Payments...........................................................47
                                        (a).........................................47
                                        (b).........................................48
                                        (c).........................................48
                                             (i)....................................48
                                             (ii)...................................48
         (S)15.6. Holders of Revolving Credit Notes.................................48
         (S)15.7. Indemnity.........................................................49
         (S)15.8. Agent as Bank.....................................................49
         (S)15.9. Resignation.......................................................49
         (S)15.10. Notification of Defaults and Events of Default...................49
         (S)15.11. Duties in the Case of Enforcement................................50
                                        (a).........................................50
                                        (b).........................................50
(S)16. EXPENSES.....................................................................50
                                        (a).........................................50
                                        (b).........................................50
                                        (c).........................................50
(S)17. INDEMNIFICATION..............................................................50
                                        (a).........................................51
                                        (b).........................................51
                                        (c).........................................51
                                        (d).........................................51
                                        (e).........................................51
(S)18. SURVIVAL OF COVENANTS, ETC...................................................51
(S)19. ASSIGNMENT AND PARTICIPATION.................................................52
         (S)19.1. Conditions to Assignment by Banks.................................52
                                        (a).........................................52


                                        (b).........................................52
                                        (c).........................................52
                                        (d).........................................52
                                             (i)....................................52
                                             (ii)...................................52
        (S)19.2. Certain Representations and Warranties; Limitations; Covenants.....52
                                        (a).........................................53
                                        (b).........................................53
                                        (c).........................................53
                                        (d).........................................53
                                        (e).........................................53
                                        (f).........................................53
                                        (g).........................................53
                                        (h).........................................53
                                        (i).........................................53
        (S)19.3. Register...........................................................54
        (S)19.4. New Revolving Credit Notes.........................................54
                                        (a).........................................54
                                        (b).........................................54
        (S)19.5. Participations.....................................................54
                                        (a).........................................54
                                        (b).........................................55
                                        (c).........................................55
        (S)19.6. Disclosure.........................................................55
                                        (a).........................................55
                                        (b).........................................55
                                        (c).........................................55
        (S)19.7. Assignee or Participant Affiliated with the Borrower...............55
        (S)19.8. Miscellaneous Assignment Provisions................................56
        (S)19.9. Assignment by Borrower.............................................56
(S)20. NOTICES, ETC.................................................................56
                                        (a).........................................56
                                        (b).........................................56
                                        (c).........................................57
                                             (i)....................................57
                                             (ii)...................................57
(S)21. GOVERNING LAW................................................................57
(S)22. HEADINGS.....................................................................57
(S)23. COUNTERPARTS.................................................................57
(S)24. ENTIRE AGREEMENT, ETC........................................................58
(S)25. WAIVER OF JURY TRIAL.........................................................58
                                        (a).........................................58
                                        (b).........................................58
(S)26. CONSENTS, AMENDMENTS, WAIVERS, ETC...........................................58
(S)27. SEVERABILITY.................................................................59

(S)28. COMMERCIAL TRANSACTION; PREJUDGMENT REMEDY WAIVER...  59


EXHIBITS AND SCHEDULES
----------------------

Exhibit A             Revolving Credit Note
Exhibit B             Borrowing Request
Exhibit C             Compliance Certificate
Exhibit D             Borrowing Base Report
Exhibit E             Assignment and Acceptance

Schedule 1            Banks and Commitments
Schedule 2            Definitions
Schedule 7.7      Litigation
Schedule 7.15     Certain Transactions
Schedule 9.1      Existing Indebtedness
Schedule 9.2      Existing Liens

                                REVOLVING CREDIT
                                ----------------
                                   AGREEMENT
                                   ---------

     This REVOLVING CREDIT AGREEMENT is made as of the 9th day of January, 1996, by and among MOORE MEDICAL CORP. (the "BORROWER"), a Delaware corporation having its principal place of business at 389 John Downey Drive, New Britain, Connecticut 06050, and BANK OF BOSTON CONNECTICUT and the other lending institutions listed on Schedule 1 attached hereto and BANK OF BOSTON CONNECTICUT as agent for itself and such other lending institutions.

     (S)1.  DEFINITIONS AND RULES OF INTERPRETATION.
            ---------------------------------------

          (S)1.1.  DEFINITIONS.

     Except as otherwise expressly provided herein, all capitalized terms used in this Credit Agreement, the exhibits hereto and any Revolving Credit Notes, certificates, reports or other documents or instruments made or delivered pursuant to or in connection with this Credit Agreement shall have the meanings set forth for such terms in Schedule 2 hereto.

          (S)1.2.  RULES OF INTERPRETATION.
                   -----------------------

     Except as otherwise expressly provided herein, the rules of interpretation set forth in Schedule 2 hereto shall apply to this Credit Agreement, the exhibits hereto and any Revolving Credit Notes, certificates, reports or other documents or instruments made or delivered pursuant to or in connection with this Credit Agreement.

     (S)2.  THE REVOLVING CREDIT FACILITY.
            -----------------------------

          (S)2.1.  COMMITMENT TO LEND.
                   ------------------

      Subject to the terms and conditions set forth in this Credit Agreement, each of the Banks severally agrees to lend to the Borrower and the Borrower may borrow, repay, and reborrow from time to time between the Closing Date and the Revolving Credit Loan Maturity Date upon notice by the Borrower to the Agent given in accordance with (S)2.6, such sums as are requested by the Borrower up to a maximum aggregate amount outstanding (after giving effect to all amounts requested) at any one time equal to such Bank's Commitment minus such Bank's Commitment Percentage of the sum of the Maximum Drawing Amount and all Unpaid Reimbursement Obligations, provided that the sum of the outstanding amount of the Revolving Credit Loans (after giving effect to all amounts requested) plus the Maximum Drawing Amount and all Unpaid Reimbursement Obligations shall not at any time exceed the lesser of
(a)
the Total Commitment and
(b)
the Borrowing Base. The Revolving Credit Loans shall be made pro rata in accordance with each Bank's Commitment Percentage. Each request for a Revolving Credit Loan hereunder shall constitute a representation and warranty by the Borrower that the conditions set forth in (S)11 and (S)12, in the case of the initial Revolving Credit Loans to be made on the Closing Date, and (S)12, in the case of all other Revolving Credit Loans, have been satisfied on the date of such request.

          (S)2.2.  COMMITMENT FEE.

      The Borrower agrees to pay to the Agent for the accounts of the Banks in accordance with their respective Commitment Percentages a commitment fee calculated at the rate of one-quarter of one percent (1/4%) per annum on the average daily amount during each calendar quarter or portion thereof from the date hereof to the Revolving Credit Loan Maturity Date by which the Total Commitment minus the sum of the Maximum Drawing Amount and all Unpaid Reimbursement Obligations exceeds the outstanding amount of Revolving Credit Loans during such calendar quarter. The commitment fee shall be payable quarterly in arrears on the first day of each calendar quarter for the immediately preceding calendar quarter commencing on the first such date following the date hereof, with a final payment on the Revolving Credit Maturity Date or any earlier date on which the Commitments shall terminate.

          (S)2.3.  REDUCTION OF TOTAL COMMITMENT.

      The Borrower shall have the right at any time and from time to time upon three (3) Business Days' prior written notice to the Agent to reduce by $500,000 or an integral multiple thereof or terminate entirely the Total Commitment, whereupon the Commitments of the Banks shall be reduced pro rata in accordance with their respective Commitment Percentages of the amount specified in such notice or, as the case may be, terminated. Promptly after receiving any notice of the Borrower delivered pursuant to this (S)2.3, the Agent will notify the Banks of the substance thereof. Upon the effective date of any such reduction or termination, the Borrower shall pay to the Agent for the respective accounts of the Banks the full amount of any commitment fee then accrued on the amount of the reduction. No reduction or termination of the Commitments may be reinstated.

          (S)2.4.  THE REVOLVING CREDIT NOTES.

      The Revolving Credit Loans shall be evidenced by separate promissory notes of the Borrower in substantially the form of Exhibit A hereto (each a "REVOLVING CREDIT NOTE"), dated as of the Closing Date and completed with appropriate insertions. One Revolving Credit Note shall be payable to the order of each Bank in a principal amount equal to such Bank's Commitment or, if less, the outstanding amount of all Revolving Credit Loans made by such Bank, plus interest accrued thereon, as set forth below. The Borrower irrevocably authorizes each Bank to make or cause to be made, at or about the time of the Drawdown Date of any Revolving Credit Loan or at the time of receipt of any payment of principal on such Bank's Revolving Credit Note, an appropriate notation on such Bank's Revolving Credit Note Record reflecting the making of such Revolving Credit Loan or (as the case may be) the receipt of such payment. The outstanding amount of the Revolving Credit Loans set forth on such Bank's Revolving Credit Note Record shall be prima facie evidence of the principal amount thereof owing and unpaid to such Bank, but the failure to record, or any error in so recording, any such amount on such Bank's Revolving Credit Note Record shall not limit or otherwise affect the obligations of the Borrower hereunder or under any Revolving Credit Note to make payments of principal of or interest on any Revolving Credit Note when due.

          (S)2.5.  INTEREST ON REVOLVING CREDIT LOANS.

     Except as otherwise provided in (S)5.11,

          (a)

     Each Base Rate Loan shall bear interest for the period commencing with the Drawdown Date thereof and ending on the last day of each Interest Period with respect thereto at the Base Rate.

          (b)

     Each Eurodollar Rate Loan shall bear interest for the period commencing with the Drawdown Date thereof and ending on the last day of each Interest Period with respect thereto at the Eurodollar Rate determined for such Interest Period plus the Applicable Margin.

     With respect to each Eurodollar Rate Loan and each fiscal quarter of the Borrower, the Applicable Margin will be determined by the Agent after review of the Leverage Ratio of the Borrower and its Subsidiaries for the fiscal quarter immediately preceding such fiscal quarter, all as follows:


         LEVERAGE RATIO FOR EACH FISCAL QUARTER      APPLICABLE MARGIN
         -------------------------------------------------------------
         Equal to or less than 3.30:1.0 but                1.50%
         greater than 2.30.1.0
         -------------------------------------------------------------
         Less than or equal to 2.30:1.0 but                1.25%
         greater than 2.10:1.0
         -------------------------------------------------------------
         Less than or equal to 2.10:1.0                    1.00%
         -------------------------------------------------------------

     The Agent will determine the Applicable Margin for each fiscal quarter on the forty-fifth (45th) day following the last day of the immediately preceding fiscal quarter by reference to the financial statements delivered to the Agent and the Banks by the Borrower in accordance with the terms hereof with respect to the immediately preceding fiscal quarter. The Leverage Ratio for the immediately preceding fiscal quarter must meet the above referenced thresholds for any decrease in the Applicable Margin to occur. In addition, if the Leverage Ratio is in excess of 3.30:1.0 for any fiscal quarter or the Agent is unable to determine the Leverage Ratio for such fiscal quarter because of the failure of the Borrower to deliver the financial statements required by the terms hereof, the Applicable Margin for the next fiscal quarter shall be two percent (2%).

          (c)

     The Borrower promises to pay interest on each Revolving Credit Loan in arrears on each Interest Payment Date with respect thereto.

          (S)2.6.  REQUESTS FOR REVOLVING CREDIT LOANS.

      Except as provided for in the Cash Management Agreements with respect to Base Rate Loans only, the Borrower shall give to the Agent written notice in the form of Exhibit B hereto (or telephonic notice confirmed in a writing in the form of Exhibit B hereto) of each Revolving Credit Loan requested hereunder (a "LOAN REQUEST")

(a)
no later than 10:00 a.m. (Hartford time) on the proposed Drawdown Date of any Base Rate Loan and
(b)
no less than three (3) Eurodollar Business Days prior to the proposed
Drawdown Date of any Eurodollar Rate Loan. Each such notice shall specify
(i)
the principal amount of the Revolving Credit Loan requested,
(ii)
the proposed Drawdown Date of such Revolving Credit Loan,
(iii)
the Interest Period for such Revolving Credit Loan and
(iv)
the Type of such Revolving Credit Loan. Promptly upon receipt of any such notice, the Agent shall notify each of the Banks thereof. Each Loan Request shall be irrevocable and binding on the Borrower and shall obligate the Borrower to accept the Revolving Credit Loan requested from the Banks on the proposed Drawdown Date. Each Loan Request shall be in a minimum aggregate amount of (1) $1,000,000 or an integral multiple thereof for any Eurodollar Rate Loan and (2) except as provided for in the Cash Management Agreements, $50,000 or an integral multiple thereof for any Base Rate Loan.

          (S)2.7.  CONVERSION OPTIONS.

          (a)
The Borrower may elect from time to time to convert any outstanding
Revolving Credit Loan to a Revolving Credit Loan of another Type, provided that
(i)
with respect to any such conversion of a Revolving Credit Loan to a Base
Rate Loan, the Borrower shall give the Agent at least one (1) Business Day's prior written notice of such election;
(ii)
with respect to any such conversion of a Base Rate Loan to a Eurodollar Rate Loan, the Borrower shall give the Agent at least three (3) Eurodollar Business Days' prior written notice of such election;
(iii)
with respect to any such conversion of a Eurodollar Rate Loan into a Base Rate Loan, such conversion shall only be made on the last day of the Interest Period with respect thereto and
(iv)

     no Base Rate Loan may be converted into a Eurodollar Rate Loan when any Default or Event of Default has occurred and is continuing. On the date on which such conversion is being made each Bank shall take such action as is necessary to transfer its Commitment Percentage of such Revolving Credit Loans to its Domestic Lending Office or its Eurodollar Lending Office, as the case may be. All or any part of outstanding Revolving Credit Loans of any Type may be converted into a Revolving Credit Loan of another Type as provided herein, provided that any partial conversion shall be in an aggregate principal amount of $1,000,000 or a whole multiple thereof. Each Conversion Request relating to the conversion of a Revolving Credit Loan to a Eurodollar Rate Loan shall be irrevocable by the Borrower.

          (b)

     Any Revolving Credit Loan of any Type may be continued as a Revolving Credit Loan of the same Type upon the expiration of an Interest Period with respect thereto by compliance by the Borrower with the notice provisions contained in (S)2.7(a); provided that no Eurodollar Rate Loan may be continued as such when any Default or Event of Default has occurred and is continuing, but shall be automatically converted to a Base Rate Loan on the last day of the first Interest Period relating thereto ending during the continuance of any Default or Event of Default of which officers of the Agent active upon the Borrower's account have actual knowledge. The Agent shall notify the Banks promptly when any such automatic conversion contemplated by this (S)2.7 is scheduled to occur.

          (c)

     Any conversion to or from Eurodollar Rate Loans shall be in such amounts and be made pursuant to such elections so that, after giving effect thereto, the aggregate principal amount of all Eurodollar Rate Loans having the same Interest Period shall not be less than $1,000,000 or a whole multiple of $1,000,000 in excess thereof.

          (S)2.8.  FUNDS FOR REVOLVING CREDIT LOAN.

          (a)

     Not later than 11:00 a.m. (Hartford time) on the proposed Drawdown Date of any Revolving Credit Loans, each of the Banks will make available to the Agent, at its Head Office, in immediately available funds, the amount of such Bank's Commitment Percentage of the amount of the requested Revolving Credit Loans. Upon receipt from each Bank of such amount, and upon receipt of the documents required by (S)(S)11 and 12 and the satisfaction of the other conditions set forth therein, to the extent applicable, the Agent will make available to the Borrower the aggregate amount of such Revolving Credit Loans made available to the Agent by the Banks. The failure or refusal of any Bank to make available to the Agent at the aforesaid time and place on any Drawdown Date the amount of its Commitment Percentage of the requested Revolving Credit Loans shall not relieve any other Bank from its several obligation hereunder to make available to the Agent the amount of such other Bank's Commitment Percentage of any requested Revolving Credit Loans.

          (b)

The Agent may, unless notified to the contrary by any Bank prior to a Drawdown Date, assume that such Bank has made available to the Agent on such Drawdown Date the amount of such Bank's Commitment Percentage of the Revolving Credit Loans to be made on such Drawdown Date, and the Agent may (but it shall not be required to), in reliance upon such assumption, make available to the Borrower a corresponding amount. If any Bank makes available to the Agent such amount on a date after such Drawdown Date, such Bank shall pay to the Agent on demand an amount equal to the product of
(i)
the average computed for the period referred to in clause (iii) below, of the weighted average interest rate paid by the Agent for federal funds acquired by the Agent during each day included in such period, times
(ii)
the amount of such Bank's Commitment Percentage of such Revolving Credit
Loans, times
(iii)

     a fraction, the numerator of which is the number of days that elapse from and including such Drawdown Date to the date on which the amount of such Bank's Commitment Percentage of such Revolving Credit Loans shall become immediately available to the Agent, and the denominator of which is 365. A statement of the Agent submitted to such Bank with respect to any amounts owing under this paragraph shall be prima facie evidence of the amount due and owing to the Agent by such Bank. If the amount of such Bank's Commitment Percentage of such Revolving Credit Loans is not made available to the Agent by such Bank within three (3) Business Days following such Drawdown Date, the Agent shall be entitled to recover such amount from the Borrower on demand, with interest thereon at the rate per annum applicable to the Revolving Credit Loans made on such Drawdown Date.

          (S)2.9.  SETTLEMENT; APPLICATION OF REPAYMENTS OF REVOLVING CREDIT
LOANS.

          (a)      The Borrower and each of the Banks agree that

     BKBCT shall (subject to its termination rights set forth in the Cash Management Agreements and the conditions set forth herein) fund all Revolving Credit Loans made in accordance with the provisions of this Credit Agreement and pursuant to the terms of the Cash Management Agreements. Specifically, as long as the Cash Management Agreements are in effect and the conditions precedent set forth herein have been satisfied, BKBCT will make Revolving Credit Loans to the Borrower which will be used by the Borrower to pay for any negative Operating Account Net Balances (as defined in the Cash Management

Agreements). The Borrower and BKBCT hereby also acknowledge that the "line of credit" referred to in the Cash Management Agreements shall expressly refer to this Credit Agreement. Without limiting the foregoing, prior to each Settlement and subject to (S)2.9(e) hereof,
(i)
all payments of the principal of the Revolving Credit Loans shall be credited to the account of BKBCT and
(ii)
the outstanding amount of Revolving Credit Loans made by BKBCT may exceed BKBCT's Commitment Percentage of the aggregate outstanding amount of the Revolving Credit Loans.

          (b)
The Banks shall effect Settlements
(i)
on the last Business Day of each week,
(ii)
within one Business Day after each other date on which borrowings of Revolving Credit Loans (net of payments of principal of Revolving Credit Loans by the Borrower) or payments of principal of Revolving Credit Loans (net of borrowings of Revolving Credit Loans by the Borrower) exceed $5,000,000,
(iii)
on the Revolving Credit Loan Maturity Date and

                                    (iv)
within one Business day after any other date on which the outstanding principal amount of the Revolving Credit Loans becomes due and payable hereunder (each such date, a "SETTLEMENT DATE"). On the Business Day prior to each such Settlement Date, the Agent shall give telephonic notice to the Banks of (A) the respective outstanding amount of Revolving Credit Loans made by each Bank as at the close of business on the prior day, (B) the amount that any Bank, as applicable (the "SETTLING BANK"), shall pay to effect a Settlement (the "SETTLEMENT AMOUNT") and (C) the portion (if any) of the aggregate Settlement Amount to be paid to each Bank. A statement of the Agent submitted to the Banks with respect to any amounts owing hereunder shall be prima facie evidence of the amount due and owing. Each Settling Bank shall, not later than 11:00 a.m. (Hartford, Connecticut time) on each Settlement Date, effect a wire transfer of immediately available funds to the Agent at its head office in the amount of such Bank's Settlement Amount. The Agent shall, as promptly as practicable during normal business hours on each Settlement Date, effect a wire transfer of immediately available funds to each Bank of the Settlement Amount to be paid to such Bank. Subject to the terms of (S)2.9(e) hereof, all funds advanced by any Bank as a Settling Bank pursuant to this (S)2.9(b) shall for all purposes be treated as a Revolving Credit Loan made by such Settling Bank to the Borrower and all funds received by any Bank pursuant to this (S)2.9(b) shall for all purposes be treated as repayment of amounts owed by the Borrower with respect to Revolving Credit Loans made by such Bank.

          (c)

The Agent may (unless notified to the contrary by a Settling Bank by 2:00 p.m. (Hartford, Connecticut time) on the Settlement Date) assume that each Settling Bank has made available to the Agent on such Settlement Date the Settlement Amount, and the Agent may (but shall not be required to), in reliance upon such assumption, make available to each applicable Bank its share (if any) of the aggregate Settlement Amount. If the Settlement Amount of such Settling Bank is made available to the Agent by such Settling Bank (or, conversely, if the Agent makes the Settlement Amount available to a Bank entitled thereto) on a date after such Settlement Date, such Settling Bank shall pay the Agent (or, conversely, the Agent shall pay such Bank entitled to such Settlement Amount) on demand an amount equal to the product of
(i)
the average computed for the period referred to in clause (iii) below, of the weighted average annual interest rate paid by the Agent or such Bank, as applicable, for federal funds acquired by the Agent or such Bank, as applicable during each day included in such period times
(ii)
the Settlement Amount, times
(iii)
a fraction, the numerator of which is the number of days that elapse from and including such Settlement Date to but not including the date on which the Settlement Amount shall become immediately available to the Agent or such Bank, as applicable, and the denominator of which is 365. Upon payment of such amount the Settling Bank shall be deemed to have delivered the Settlement Amount of such Settling Bank on the Settlement Date and shall become entitled to interest payable by the Borrower with respect to such Bank's Settlement Amount as if such amount were delivered on the Settlement Date. If the Settlement Amount is not in fact made available to the Agent by the Settling Bank within three (3) Business Days of such Settlement Date, the Agent shall be entitled to debit the Borrower's account with the Agent to recover such amount from the Borrower and if the Borrower's account with the Agent does not contain sufficient funds the Borrower agrees to deposit into the account such amount, with interest thereon at the rate per annum applicable to any Revolving Credit Loans made on such Settlement Date. The failure or refusal of any of the Banks to make available to the Agent at the aforesaid time on any Settlement Date the amount of the Settlement Amount representing Revolving Credit Loans to be made by such Bank on such date shall not relieve any other Bank from its obligations hereunder to make Settlements and Revolving Credit Loans on such Settlement Date or on any subsequent Settlement Date but in no event shall any Bank or the Agent be responsible or liable for the failure of any other Bank to make the Revolving Credit Loans to be made by such other Bank.

          (d)

     Each payment by the Borrower of Revolving Credit Loans hereunder shall be allocated among the Banks on the first Settlement Date after such payment, in amounts determined to provide that after such application the outstanding amount of Revolving Credit Loans of each Bank equals, as nearly as practicable, such Bank's Commitment Percentage of all outstanding Revolving Credit Loans.

          (e)

     The Borrower, the Banks and the Agent hereby agree that the Settlement procedures set forth herein will not increase the amounts due and payable hereunder or alter or affect the effective date of any payment made by the Borrower with respect to the Obligations.

          (S)2.10.  CHANGE IN BORROWING BASE.

The Borrowing Base shall be determined monthly (or at such other interval as may be specified pursuant to (S)8.4(e)) by the Agent by reference to the Borrowing Base Report delivered to the Banks and the Agent pursuant to
(S)8.4(e).

     (S)3.  REPAYMENT OF THE REVOLVING CREDIT LOANS.

          (S)3.1.  MATURITY.

     The Borrower promises to pay on the Revolving Credit Loan Maturity Date, and there shall become absolutely due and payable on the Revolving Credit Loan Maturity Date, all of the Revolving Credit Loans outstanding on such date, together with any and all accrued and unpaid interest thereon.

          (S)3.2.  MANDATORY REPAYMENTS OF REVOLVING CREDIT LOANS.

     If at any time the sum of the outstanding amount of the Revolving Credit Loans, the Maximum Drawing Amount and all Unpaid Reimbursement Obligations exceeds the lesser of
(a)
the Total Commitment and
(b)
the Borrowing Base, then the Borrower shall immediately pay the amount of such excess to the Agent for the respective accounts of the Banks for application: first, to any Unpaid Reimbursement Obligations; second, to the Revolving Credit Loans; and third, to provide to the Agent cash collateral for Reimbursement Obligations as contemplated by (S)4.2(b) and (c). Each payment of any Unpaid Reimbursement Obligations or prepayment of Revolving Credit Loans shall be allocated among the Banks, in proportion, as nearly as practicable, to each Reimbursement Obligation or (as the case may be) the respective unpaid principal amount of each Bank's Revolving Credit Note, with adjustments to the extent practicable to equalize any prior payments or repayments not exactly in proportion. At the written request of the Borrower, the Agent shall provide the Borrower with an accounting of any application of funds made by the Agent and the Banks pursuant to this (S)3.2.

          (S)3.3.  OPTIONAL REPAYMENTS OF REVOLVING CREDIT LOANS.

     The Borrower shall have the right, at its election, to repay the outstanding amount of the Revolving Credit Loans, as a whole or in part, at any time without penalty or premium, provided that any full or partial prepayment of the outstanding amount of any Eurodollar Rate Loans pursuant to this (S)3.3 may be made only on the last day of the Interest Period relating thereto. The Borrower shall give the Agent prior written notice (a) except as expressly provided for in (S)8.13 hereof, no later than 10:00 a.m., Hartford time of any proposed prepayment pursuant to this (S)3.3 of Base Rate Loans, and (b) at least three (3)

Eurodollar Business Days' notice of any proposed prepayment pursuant to this
(S)3.3 of Eurodollar Rate Loans, in each case specifying the proposed date of prepayment of Revolving Credit Loans and the principal amount to be prepaid. Except as expressly provided for in (S)8.13 hereof with respect to Base Rate Loans only, each such partial prepayment of the Revolving Credit Loans shall be in an integral multiple of (1) $1,000,000 with respect to Eurodollar Rate Loans and (2) $50,000 with respect to Base Rate Loans, shall be accompanied by the payment of accrued interest on the principal prepaid to the date of prepayment and shall be applied, in the absence of instruction by the Borrower, first to the principal of Base Rate Loans and then to the principal of Eurodollar Rate Loans or both, at the Agent's option. Each partial prepayment shall be allocated among the Banks, in proportion, as nearly as practicable, to the respective unpaid principal amount of each Bank's Revolving Credit Note, with adjustments to the extent practicable to equalize any prior repayments not exactly in proportion.

     (S)4.  LETTERS OF CREDIT.

          (S)4.1.  LETTER OF CREDIT COMMITMENTS.

          (a)

     Subject to the terms and conditions hereof and the execution and delivery by the Borrower of a letter of credit application on the Agent's customary form (a "LETTER OF CREDIT APPLICATION"), the Agent (the Agent being the sole issuer of the Letters of Credit) on behalf of the Banks and in reliance upon the agreement of the Banks set forth in (S)4.1(d) and upon the representations and warranties of the Borrower contained herein, agrees, in its individual capacity, to issue, extend and renew for the account of the Borrower one or more documentary letters of credit (individually, a "LETTER OF CREDIT"), in such form as may be requested from time to time by the Borrower and agreed to by the Agent; provided, however, that, after giving effect to such request,
(i)
the sum of the aggregate Maximum Drawing Amount and all Unpaid Reimbursement Obligations shall not exceed $5,000,000 at any one time and
(ii)
the sum of (A) the Maximum Drawing Amount on all Letters of Credit, (B) all Unpaid Reimbursement Obligations, and (C) the amount of all Revolving Credit Loans outstanding shall not exceed the lesser of (1) the Total Commitment and
(2) the Borrowing Base.

          (b)

     Each Letter of Credit Application shall be completed to the reasonable satisfaction of the Agent. In the event that any provision of any Letter of Credit Application shall be inconsistent with any provision of this Credit Agreement, then the provisions of this Credit Agreement shall, to the extent of any such inconsistency, govern.

          (c)

     Each Letter of Credit issued, extended or renewed hereunder shall, among other things,

(i)
provide for the payment of sight or time drafts for honor thereunder when presented in accordance with the terms thereof and when accompanied by the documents described therein, and
(ii)

     have an expiry date no later than the date which is fourteen (14) days (or, if the beneficiary is located outside of the United States of America, forty-five (45) days) prior to the Revolving Credit Loan Maturity Date. Each Letter of Credit so issued, extended or renewed shall be subject to the Uniform Customs.

          (d)

     Each Bank severally agrees that it shall be absolutely liable, without regard to the occurrence of any Default or Event of Default or any other condition precedent whatsoever, to the extent of such Bank's Commitment Percentage, to reimburse the Agent on demand for the amount of each draft paid by the Agent under each Letter of Credit to the extent that such amount is not reimbursed by the Borrower pursuant to (S)4.2 (such agreement for a Bank being called herein the "LETTER OF CREDIT PARTICIPATION" of such Bank).

          (e)

     Each such payment made by a Bank shall be treated as the purchase by such Bank of a participating interest in the Borrower's Reimbursement Obligation under (S)4.2 in an amount equal to such payment. Each Bank shall share in accordance with its participating interest in any interest which accrues pursuant to (S)4.2.

          (S)4.2.  REIMBURSEMENT OBLIGATION OF THE BORROWER.

     In order to induce the Agent to issue, extend and renew each Letter of Credit and the Banks to participate therein, the Borrower hereby agrees to reimburse or pay to the Agent, for the account of the Agent or (as the case may be) the Banks, with respect to each Letter of Credit issued, extended or renewed by the Agent hereunder,

          (a)
except as otherwise expressly provided in (S)4.2(b) and (c), on each date that any draft presented pursuant to such Letter of Credit is honored by the Agent, or the Agent otherwise makes a payment pursuant thereto,
(i)
the amount paid by the Agent pursuant to such Letter of Credit, and
(ii)
the amount of any taxes, fees or charges whatsoever incurred by the Agent or any Bank in connection with any payment made by the Agent or any Bank pursuant to such Letter of Credit,

          (b)
     upon the reduction (but not termination) of the Total Commitment to an amount less than the Maximum Drawing Amount, an amount equal to such difference, which amount shall be held by the Agent for the benefit of the Banks and the Agent as cash collateral for all Reimbursement Obligations, and

          (c)

     upon the termination of the Total Commitment, or the acceleration of the Reimbursement Obligations with respect to all Letters of Credit in accordance with (S)13, an amount equal to the then Maximum Drawing Amount on all Letters of Credit, which amount shall be held by the Agent for the benefit of the Banks and the Agent as cash collateral for all Reimbursement Obligations.

Each such payment shall be made to the Agent at the Agent's Head Office in immediately available funds. Interest on any and all amounts remaining unpaid by the Borrower under this (S)4.2 at any time from the date such amounts become due and payable (whether as stated in this (S)4.2, by acceleration or otherwise) until payment in full (whether before or after judgment) shall be payable to the Agent on demand at the rate specified in (S)5.11 for overdue principal on the Revolving Credit Loans.

          (S)4.3.  LETTER OF CREDIT PAYMENTS.

     If any draft shall be presented or other demand for payment shall be made pursuant to any Letter of Credit, the Agent shall notify the Borrower of the date and amount of the draft presented or demand for payment and of the date and time when it expects to pay such draft or honor such demand for payment. If the Borrower fails to reimburse the Agent as provided in (S)4.2 on or before the date that such draft is paid or other payment is made by the Agent, the Agent may at any time thereafter notify the Banks of the amount of any such Unpaid Reimbursement Obligation. No later than 3:00 p.m. (Hartford time) on the Business Day next following the receipt of such notice, each Bank shall make available to the Agent, at its Head Office, in immediately available funds, such Bank's Commitment Percentage of such Unpaid Reimbursement Obligation, together with an amount equal to the product of
(a)
the average, computed for the period referred to in clause (c) below, of the weighted average interest rate paid by the Agent for federal funds acquired by the Agent during each day included in such period, times
(b)
the amount equal to such Bank's Commitment Percentage of such Unpaid Reimbursement Obligation, times
(c)
a fraction, the numerator of which is the number of days that elapse from and including the date the Agent paid the draft presented for honor or otherwise made payment to the date on which such Bank's Commitment Percentage of such Unpaid Reimbursement obligation shall become immediately available to the Agent, and the denominator of which is 365. The responsibility of the Agent to the Borrower and the Banks shall be only to determine that the documents (including each draft) delivered under each Letter of Credit in connection with such presentment shall be in conformity in all material respects with such Letter of Credit.

          (S)4.4.  OBLIGATIONS ABSOLUTE.

     The Borrower's obligations under this (S)4 shall be absolute and unconditional under any and all circumstances and irrespective of the occurrence of any Default or Event of Default or any condition precedent whatsoever (other than the notification required by (S)4.3 hereof) or any setoff, counterclaim or defense to payment which the Borrower may have or have had against the Agent, any Bank or any beneficiary of a Letter of Credit. The Borrower further agrees with the Agent and the Banks that the Agent and the Banks shall not be responsible for, and the Borrower's Reimbursement Obligations under (S)4.2 shall not be affected by, among other things, the validity or genuineness of documents or of any endorsements thereon, even if such documents should in fact prove to be in any or all respects invalid, fraudulent or forged, or any dispute between or among the Borrower, the beneficiary of any Letter of Credit or any financing institution or other party to which any Letter of Credit may be transferred or any claims or defenses whatsoever of the Borrower against the beneficiary of any Letter of Credit or any such transferee. The Agent and the Banks shall not be liable for any error, omission, interruption or delay in transmission, dispatch or delivery of any message or advice, however transmitted, in connection with any Letter of Credit. The Borrower agrees that any action taken or omitted by the Agent or any Bank under or in connection with each Letter of Credit and the related drafts and documents, if done in good faith, without gross negligence and without willful misconduct by the Agent, shall be binding upon the Borrower and shall not result in any liability on the part of the Agent or any Bank to the Borrower.

          (S)4.5.  RELIANCE BY ISSUER.

     To the extent not inconsistent with (S)4.4, the Agent shall be entitled to rely, and shall be fully protected in relying upon, any Letter of Credit, draft, writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, telecopy, telex or teletype message, statement, order or other document believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel, independent accountants and other experts selected by the Agent. The Agent shall be fully justified in failing or refusing to take any action under this Agreement unless it shall first have received such advice or concurrence of the Majority Banks as it reasonably deems appropriate or it shall first be indemnified to its reasonable satisfaction by the Banks against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement in accordance with a request of the Majority Banks, and such request and any action taken or failure to act pursuant thereto shall be binding upon the Banks and all future holders of the Revolving Credit Notes or of a Letter of Credit Participation.

          (S)4.6.  LETTER OF CREDIT FEES.

      The Borrower shall, on the date of issuance or any extension or renewal of any Letter of Credit and at such other time or times as such charges are customarily made by the Agent, pay to the Agent in respect of each Letter of Credit

(i)
the Agent's customary issuance, negotiation and processing fees or amendment fee, as the case may be, plus

(ii)
the Agent's customary document examination fee plus

(iii)
     an amount (in each case, a "LETTER OF CREDIT FEE") equal to one half of one percent (1/2%) per annum on the face amount of such Letter of Credit with all Letter of Credit Fees due and payable monthly in arrears on the first day of each calendar month, commencing on the first such date following the Closing Date. Seventy-five percent (75%) of each Letter of Credit Fee to be for the accounts of the Banks in accordance with their respective Commitment Percentages and the remaining twenty-five percent (25%) of such fee for the Agent's sole account.

     (S)5.  GENERAL PROVISIONS.

           (S)5.1.  CLOSING FEE.

      The Borrower agrees to pay to the Agent on the Closing Date a closing fee and certain other fees in the amounts set forth in a certain letter agreement of even date herewith between the Agent and the Banks (which letter agreement shall constitute a Loan Document hereunder).

           (S)5.2.  AGENT'S FEE.

      The Borrower shall pay to the Agent quarterly in arrears, for the Agent's own account, on the first day of each calendar quarter, commencing on April 1, 1996, an Agent's fee in the amount of $2,500.00.

           (S)5.3.  FUNDS FOR PAYMENTS.

           (a)

     All payments of principal, interest, Reimbursement Obligations, commitment fees, Letter of Credit Fees and any other amounts due hereunder or under any of the other Loan Documents shall be made to the Agent, for the respective accounts of the Banks and the Agent, at the Agent's Head Office or at such other location in the Hartford, Connecticut, area that the Agent may from time to time designate, in each case in immediately available funds.

           (b)

     All payments by the Borrower hereunder and under any of the other Loan Documents shall be made without setoff or counterclaim and free and clear of and without deduction for any taxes, levies, imposts, duties, charges, fees, deductions, withholdings, compulsory loans, restrictions or conditions of any nature now or hereafter imposed or levied by any jurisdiction or any political subdivision thereof or taxing or other authority therein unless the Borrower is compelled by law to make such deduction or withholding. If any such obligation is imposed upon the Borrower with respect to any amount payable by it hereunder or under any of the other Loan Documents, the Borrower will pay to the Agent, for the account of the Banks or (as the case may be) the Agent, on the date on which such amount is due and payable hereunder or under such other Loan Document, such additional amount in Dollars as shall be necessary to enable the Banks or the Agent to receive the same net amount which the Banks or the Agent would have received on such due date had no such obligation been imposed upon the Borrower. The Borrower will deliver promptly to the Agent certificates or other valid vouchers for all taxes or other charges deducted from or paid with respect to payments made by the Borrower hereunder or under such other Loan Document.

          (S)5.4.  COMPUTATIONS.

     All computations of interest on the Revolving Credit Loans and of commitment fees or Letter of Credit Fees shall be based on a 360-day year and paid for the actual number of days elapsed. Except as otherwise provided in the definition of the term "INTEREST PERIOD" with respect to Eurodollar Rate Loans, whenever a payment hereunder or under any of the other Loan Documents becomes due on a day that is not a Business Day, the due date for such payment shall be extended to the next succeeding Business Day, and interest shall accrue during such extension. The outstanding amount of the Revolving Credit Loans as reflected on the Revolving Credit Note Records from time to time shall be considered correct and binding on the Borrower absent manifest error; provided, that the Borrower may, within ninety (90) days of its receipt of any statement, notification or other accounting of payments made or amounts due and payable hereunder, notify the Agent and the Banks of any error in such statement, notification or accounting; and provided, further, none of the foregoing shall alter or affect in any way the Borrower's payment or performance of any of the Obligations hereunder or under any of the Loan Documents until such alleged error has been resolved to the reasonable satisfaction of the Borrower, the Agent and the Banks.

          (S)5.5.  INABILITY TO DETERMINE EURODOLLAR RATE.

      In the event, prior to the commencement of any Interest Period relating to any Eurodollar Rate Loan, the Agent shall determine or be notified by the Majority Banks that adequate and reasonable methods do not exist for ascertaining the Eurodollar Rate that would otherwise determine the rate of interest to be applicable to any Eurodollar Rate Loan during any Interest Period, the Agent shall forthwith give notice of such determination (which shall be conclusive and binding on the Borrower and the Banks) to the Borrower and the Banks. In such event
(a)
any Loan Request or Conversion Request with respect to Eurodollar Rate
Loans shall be automatically withdrawn and shall be deemed a request for Base Rate Loans,
(b)
each Eurodollar Rate Loan will automatically, on the last day of the then current Interest Period relating thereto, become a Base Rate Loan, and
(c)
the obligations of the Banks to make Eurodollar Rate Loans shall be suspended until the Agent or the Majority Banks determine that the circumstances giving rise to such suspension no longer exist, whereupon the Agent or, as the case may be, the Agent upon the instruction of the Majority Banks, shall so notify the Borrower and the Banks.

          (S)5.6.  ILLEGALITY.

      Notwithstanding any other provisions herein, if any present or future law, regulation, treaty or directive or in the interpretation or application thereof shall make it unlawful for any Bank to make or maintain Eurodollar Rate Loans, such Bank shall forthwith give notice of such circumstances to the Borrower and the other Banks and thereupon
(a)
the commitment of such Bank to make Eurodollar Rate Loans or convert Base
Rate Loans to Eurodollar Rate Loans shall forthwith be suspended and
(b)
such Bank's Revolving Credit Loans then outstanding as Eurodollar Rate
Loans, if any, shall be converted automatically to Base Rate Loans on the last day of each Interest Period applicable to such Eurodollar Rate Loans or within such earlier period as may be required by law. The Borrower hereby agrees promptly to pay the Agent for the account of such Bank, upon demand by such Bank, any additional amounts necessary to compensate such Bank for any costs incurred by such Bank in making any conversion in accordance with this (S)5.6, including any interest or fees payable by such Bank to lenders of funds obtained by it in order to make or maintain its Eurodollar Loans hereunder.

          (S)5.7.  ADDITIONAL COSTS, ETC.

        If any change in any present applicable law or any future applicable law, which expression, as used herein, includes statutes, rules and regulations thereunder and interpretations thereof by any competent court or by any governmental or other regulatory body or official charged with the administration or the interpretation thereof and requests, directives, instructions and notices at any time or from time to time hereafter made upon or otherwise issued to any Bank or the Agent by any central bank or other fiscal, monetary or other authority (whether or not having the force of law) (each, a "CHANGE OF LAW"), shall:

          (a)

     subject any Bank or the Agent to any tax, levy, impost, duty, charge, fee, deduction or withholding of any nature with respect to this Credit Agreement, the other Loan Documents, any Letters of Credit, such Bank's Commitment or the Revolving Credit Loans (other than taxes based upon or measured by the income or profits of such Bank or the Agent), or

          (b)
     materially change the basis of taxation (except for changes in taxes on income or profits) of payments to any Bank of the principal of or the interest on any Revolving Credit Loans or any other amounts payable to any Bank or the Agent under this Credit Agreement or any of the other Loan Documents, or

          (c)

     impose or increase or render applicable (other than to the extent specifically provided for elsewhere in this Credit Agreement) any special deposit, reserve, assessment, liquidity, capital adequacy or other similar requirements (whether or not having the force of law) against assets held by, or deposits in or for the account of, or Revolving Credit Loans by, or letters of credit issued by, or commitments of an office of any Bank, or

          (d)

     impose on any Bank or the Agent any other conditions or requirements with respect to this Credit Agreement, the other Loan Documents, any Letters of Credit, the Revolving Credit Loans, such Bank's Commitment, or any class of Revolving Credit Loans, letters of credit or commitments of which any of the Revolving Credit Loans or such Bank's Commitment forms a part, and the net result of any of the foregoing (after taking into account the effects of all Changes of Law since the date hereof which reduce any Bank's costs or increase any amount payable to any Bank or the Agent) is

               (i)

     to increase the cost to any Bank of making, funding, issuing, renewing, extending or maintaining any of the Revolving Credit Loans or such Bank's Commitment or any Letter of Credit, or

               (ii)

     to reduce the amount of principal, interest, Reimbursement Obligation or other amount payable to such Bank or the Agent hereunder on account of such Bank's Commitment, any Letter of Credit or any of the Revolving Credit Loans, or

               (iii)

     to require such Bank or the Agent to make any payment or to forego any interest or Reimbursement Obligation or other sum payable hereunder, the amount of which payment or foregone interest or Reimbursement Obligation or other sum is calculated by reference to the gross amount of any sum receivable or deemed received by such Bank or the Agent from the Borrower hereunder, then, and in each such case, the Borrower will, upon demand made by such Bank or (as the case may be) the Agent at any time and from time to time and as often as the occasion therefor may arise, pay to such Bank or the Agent such additional amounts as will be sufficient to compensate such Bank or the Agent for such additional cost, reduction, payment or foregone interest or Reimbursement Obligation or other sum. Each Bank shall, to the extent possible, allocate such cost increases among its customers in good faith and on an acceptable basis.

          (S)5.8.  CAPITAL ADEQUACY.

      If after the date hereof any Bank or the Agent determines that
(a)
the adoption of or change in any law, governmental rule, regulation, policy, guideline or directive (whether or not having the force of law) (each, a "LEGAL REQUIREMENT") regarding capital requirements for banks or bank holding companies or any change in the interpretation or application thereof by a court or governmental authority with appropriate jurisdiction, or
(b)
compliance by such Bank or the Agent or any corporation controlling such Bank or the Agent with any Legal Requirement of any such entity regarding capital adequacy, has the net effect (after taking into account all such Legal Requirements which increase such return) of reducing the return on such Bank's or the Agent's Commitment with respect to any Revolving Credit Loans to a level below that which such Bank or the Agent could have achieved but for such Legal Requirement (taking into consideration such Bank's or the Agent's then existing policies with respect to capital adequacy and assuming full utilization of such entity's capital) by any amount deemed by such Bank or (as the case may be) the Agent to be material, then such Bank or the Agent may notify the Borrower of such fact. To the extent that the amount of such reduction in the return on capital is not reflected in the Base Rate, the Borrower and such Bank shall thereafter attempt to negotiate in good faith, within thirty (30) days of the day on which the Borrower receives such notice, an adjustment payable hereunder that will adequately compensate such Bank in light of these circumstances. If the Borrower and such Bank are unable to agree to such adjustment within thirty
(30) days of the date on which the Borrower receives such notice, then commencing on the date of such notice (but not earlier than the effective date of any such Legal Requirement), the fees payable hereunder shall increase by an amount that will, in such Bank's reasonable determination, provide adequate compensation. Each Bank shall allocate such cost increases among its customers in good faith and on an equitable basis.

          (S)5.9.  CERTIFICATE.

      A certificate setting forth any additional amounts payable pursuant to
(S)(S)5.7 or 5.8 and a brief but detailed explanation of such amounts which are due, submitted by any Bank or the Agent to the Borrower, shall be conclusive, absent manifest error, that such amounts are due and owing.

          (S)5.10.  INDEMNITY.

      The Borrower agrees to indemnify each Bank and to hold each Bank harmless from and against any loss, cost or expense (including loss of anticipated profits) that such Bank may sustain or incur as a consequence of
(a)
default by the Borrower in payment of the principal amount of or any interest on any Eurodollar Rate Loans as and when due and payable, including any such loss or expense arising from interest or fees payable by such Bank to lenders of funds obtained by it in order to maintain its Eurodollar Rate Loans,
(b)
default by the Borrower in making a borrowing or conversion after the Borrower has given (or is deemed to have given) a Loan Request or a Conversion Request relating thereto in accordance with (S)2.6 or (S)2.7 or
(c)
the making of any payment of a Eurodollar Rate Loan or the making of any conversion of any such Revolving Credit Loan to a Base Rate Loan on a day that is not the last day of the applicable Interest Period with respect thereto, including interest or fees payable by such Bank to lenders of funds obtained by it in order to maintain any such Revolving Credit Loans.

          (S)5.11.  INTEREST AFTER DEFAULT.

During the continuance of an Event of Default described in (S)(S)13.1(a) or (b) hereof, the outstanding principal of the Revolving Credit Loans not overdue shall, until such Event of Default has been cured or remedied or such Event of Default has been waived by the Majority Banks pursuant to (S)26, bear interest at a rate per annum equal to the Base Rate plus two percent (2%).

     (S)6.  COLLATERAL SECURITY AND GUARANTIES.

      The Obligations shall be secured by a perfected first priority security interest (subject only to Permitted Liens entitled to priority under applicable law) in all Accounts Receivable, Inventory and Intangibles of the Borrower, whether now owned or hereafter acquired, pursuant to the terms of the Security Documents to which the Borrower is a party.

     (S)7.  REPRESENTATIONS AND WARRANTIES.

      The Borrower represents and warrants to the Banks and the Agent as follows:

          (S)7.1.  CORPORATE AUTHORITY.

          (a)
Incorporation; Good Standing.  Each of the Borrower and its Subsidiaries
(i)
is a corporation duly organized, validly existing and in good standing under the laws of its state of incorporation,
(ii)
has all requisite corporate power to own its property and conduct its business as now conducted and as presently contemplated, and
(iii)
is in good standing as a foreign corporation and is duly authorized to do business in each jurisdiction where such qualification is necessary except where a failure to be so qualified would not have a materially adverse effect on the business, assets or financial condition of the Borrower or such Subsidiary.

          (b)
Authorization.  The execution, delivery and performance of this Credit
Agreement and the other Loan Documents to which the Borrower or any of its Subsidiaries is or is to become a party and the transactions contemplated hereby and thereby
(i)
are within the corporate authority of such Person,
(ii)
have been duly authorized by all necessary corporate proceedings,
(iii)
do not conflict with or result in any breach or contravention of any provision of law, statute, rule or regulation to which the Borrower or any of its Subsidiaries is subject or any judgment, order, writ, injunction, license or permit applicable to the Borrower or any of its Subsidiaries and
(iv)
do not conflict with any provision of the corporate charter or bylaws of, or any agreement or other instrument binding upon, the Borrower or any of its Subsidiaries.

          (c)

     Enforceability. The execution and delivery of this Credit Agreement and the other Loan Documents to which the Borrower or any of its Subsidiaries is or is to become a party will result in valid and legally binding obligations of such Person enforceable against it in accordance with the respective terms and provisions hereof and thereof, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors' rights and except to the extent that availability of the remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding therefor may be brought.

          (S)7.2.  GOVERNMENTAL APPROVALS.

      The execution, delivery and performance by the Borrower and any of its Subsidiaries of this Credit Agreement and the other Loan Documents to which the Borrower or any of its Subsidiaries is or is to become a party and the transactions contemplated hereby and thereby do not require the approval or consent of, or filing with (other than with the Securities and Exchange Commission), any governmental agency or authority other than those already obtained.

          (S)7.3.  TITLE TO PROPERTIES; LEASES.

      Except as indicated on Schedule 7.3 hereto, the Borrower and its Subsidiaries own all of the assets reflected in the consolidated balance sheet of the Borrower and its Subsidiaries as at the Balance Sheet Date or acquired since that date (except property and assets sold or otherwise disposed of in the ordinary course of business since that date), subject to no rights of others, including any mortgages, leases, conditional sales agreements, title retention agreements, liens or other encumbrances except Permitted Liens.

          (S)7.4.  FINANCIAL STATEMENTS.

     There has been furnished to each of the Banks a consolidated balance sheet of the Borrower and its Subsidiaries as at the Balance Sheet Date, and a consolidated statement of income of the Borrower and its Subsidiaries for the fiscal year then ended, certified by the Borrower's independent certified public accountants. Such balance sheet and statement of income have been prepared in accordance with generally accepted accounting principles and fairly present the financial condition of the Borrower as at the close of business on the date thereof and the results of operations for the fiscal year then ended. There are no contingent liabilities of the Borrower or any of its Subsidiaries as of such date which were required to be disclosed in accordance with generally accepted accounting principles and which were not disclosed in such balance sheet or the notes related thereto.

          (S)7.5.  NO MATERIAL CHANGES, ETC.

     Since the Balance Sheet Date there has occurred no change in the financial condition or business of the Borrower and its Subsidiaries as shown on or reflected in the consolidated balance sheet of the Borrower and its Subsidiaries as at the Balance Sheet Date, or the consolidated statement of income for the fiscal year then ended which would have a Materially Adverse Effect.

          (S)7.6.  FRANCHISES, PATENTS, COPYRIGHTS, ETC.

     Each of the Borrower and its Subsidiaries possesses all franchises, patents, copyrights, trademarks, trade names, licenses and permits, and rights in respect of the foregoing, adequate for the conduct of its business substantially as now conducted without known conflict with any rights of others.

          (S)7.7.  LITIGATION.

     Except as set forth in Schedule 7.7 hereto (or as otherwise disclosed to the Agent and the Banks pursuant to (S)8.5(d) hereof), there are no actions, suits, proceedings or investigations of any kind pending or threatened against the Borrower or any of its Subsidiaries before any court, tribunal or administrative agency or board that, if adversely determined, would, either in any case or in the aggregate, have a Materially Adverse Effect, or which question the validity of this Credit Agreement or any of the other Loan Documents, or any action taken or to be taken pursuant hereto or thereto.

          (S)7.8.  NO MATERIALLY ADVERSE CONTRACTS, ETC.

     Neither the Borrower nor any of its Subsidiaries is subject to any charter, corporate or other legal restriction, or any judgment, decree, order, rule or regulation that has or is expected in the future to have a Materially Adverse Effect. Neither the Borrower nor any of its Subsidiaries is a party to any contract or agreement that has or is expected, in the judgment of the Borrower's officers, to have any Materially Adverse Effect.

          (S)7.9.  COMPLIANCE WITH OTHER INSTRUMENTS, LAWS, ETC.

     Neither the Borrower nor any of its Subsidiaries is in violation of any provision of its charter documents, bylaws, or any agreement or instrument to which it may be subject or by which it or any of its properties may be bound or any decree, order, judgment, statute, license, rule or regulation (including, without limitation, Environmental and ERISA Laws), in any of the foregoing cases in a manner that would result in a Materially Adverse Effect.

          (S)7.10.  TAX STATUS.

      The Borrower and its Subsidiaries

(a)
have made or filed all federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which the Borrower believes in good faith (and after consultation with counsel) any of them is subject,
(b)
have paid all taxes and other governmental assessments and charges shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and by appropriate proceedings and
(c)
have set aside on their books provisions reasonably adequate in accordance with generally accepted accounting principles for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes claimed to be due by the taxing authority of any jurisdiction which, if not paid, would have a Materially Adverse Effect, and the officers of the Borrower know of no basis for any such claim.

          (S)7.11.  NO EVENT OF DEFAULT.

     No Default or Event of Default has occurred and is continuing.

          (S)7.12.  HOLDING COMPANY AND INVESTMENT COMPANY ACTS.

     Neither the Borrower nor any of its Subsidiaries is a "HOLDING COMPANY", or a "SUBSIDIARY COMPANY" of a "HOLDING COMPANY", or an "AFFILIATE" of a "HOLDING COMPANY", as such terms are defined in the Public Utility Holding Company Act of 1935; nor is it an "INVESTMENT COMPANY", or an "AFFILIATED COMPANY" or a "PRINCIPAL UNDERWRITER" of an "INVESTMENT COMPANY", as such terms are defined in the Investment Company Act of 1940.

          (S)7.13.  ABSENCE OF FINANCING STATEMENTS, ETC.

     Except with respect to Permitted Liens, there is no financing statement, security agreement, chattel mortgage, real estate mortgage or other document filed or recorded with any filing records, registry or other public office, that purports to cover, affect or give notice of any present or possible future lien on, or security interest in, any assets or property of the Borrower or any of its Subsidiaries or any rights relating thereto.

          (S)7.14.  PERFECTION OF SECURITY INTEREST.

     All filings, assignments, pledges and deposits of documents or instruments have been made and all other actions have been taken that are necessary or advisable, under applicable law, to establish and perfect the Agent's security interest in the Collateral. The Collateral and the Agent's rights with respect to the Collateral are not subject to any setoff, claims, withholdings or other defenses. The Borrower is the owner of the Collateral free from any lien, security interest, encumbrance and any other claim or demand, except for Permitted Liens.

          (S)7.15.  CERTAIN TRANSACTIONS.

     Except as disclosed on Schedule 7.15 attached hereto, none of the officers, directors, or employees of the Borrower or any of its Subsidiaries is presently a party to any transaction with the Borrower or any of its Subsidiaries (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Borrower, any corporation, partnership, trust or other entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

          (S)7.16.  REGULATIONS U AND X.

     The proceeds of the Revolving Credit Loans shall be used for working capital and general corporate purposes. The Borrower will obtain Letters of Credit solely for the purchase of tangible personal property. No portion of any Revolving Credit Loan is to be used, and no portion of any Letter of Credit is to be obtained, for the purpose of purchasing or carrying any "MARGIN SECURITY" or "MARGIN STOCK" as such terms are used in Regulations U and X of the Board of Governors of the Federal Reserve System, 12 C.F.R. Parts 221 and 224.

          (S)7.17.  SUBSIDIARIES, ETC.

     Evans Pharmaceuticals, Co., and W.W. Supply Corp. are the only Subsidiaries of the Borrower. Neither the Borrower nor any Subsidiary of the Borrower is engaged in any joint venture or partnership with any other Person.

     (S)8.  AFFIRMATIVE COVENANTS OF THE BORROWER.

     The Borrower covenants and agrees that, so long as any Revolving Credit Loan, Unpaid Reimbursement Obligation, Letter of Credit or Revolving Credit Note is outstanding or any Bank has any obligation to make any Revolving Credit Loans or the Agent has any obligation to issue, extend or renew any Letters of Credit:

          (S)8.1.  PUNCTUAL PAYMENT.

     The Borrower will duly and punctually pay or cause to be paid the principal and interest on the Revolving Credit Loans, all Reimbursement Obligations, the Letter of Credit Fees, the commitment fees, the Agent's fee and all other amounts provided for in this Credit Agreement and the other Loan Documents to which the Borrower or any of its Subsidiaries is a party, all in accordance with the terms of this Credit Agreement and such other Loan Documents.

          (S)8.2.  MAINTENANCE OF OFFICE.

     The Borrower will maintain its chief executive office in New Britain, Connecticut, or at such other place in the United States of America as the Borrower shall designate upon written notice to the Agent, where notices, presentations and demands to or upon the Borrower in respect of the Loan Documents to which the Borrower is a party may be given or made.

          (S)8.3.  RECORDS AND ACCOUNTS.

     The Borrower will

(a)
keep, and cause each of its Subsidiaries to keep, true and accurate records and books of account in which proper entries will be made in accordance with generally accepted accounting principles and
(b)
maintain adequate accounts and reserves for all taxes (including income taxes), depreciation, depletion, obsolescence and amortization of its properties and the properties of its Subsidiaries, contingencies, and other reserves, in each case in accordance with generally accepted accounting principles.

          (S)8.4.  FINANCIAL STATEMENTS, CERTIFICATES AND INFORMATION.

     The Borrower will deliver to each of the Banks:

          (a)

     as soon as practicable, but in any event not later than ninety (90) days after the end of each fiscal year of the Borrower, the consolidated balance sheet of the Borrower and its Subsidiaries as at the end of such year, and the related consolidated statement of income and consolidated statement of cash flow for such year, each setting forth in comparative form the figures for the previous fiscal year and all such consolidated statements to be in reasonable detail, prepared in accordance with generally accepted accounting principles, and certified without qualification by Price Waterhouse LLP or by other independent certified public accountants reasonably satisfactory to the Agent, together with a written statement from such accountants to the effect that they have read a copy of this Credit Agreement, and that, in making the examination necessary to said certification, they have obtained no knowledge of any Default or Event of Default, or, if such accountants shall have obtained knowledge of any then existing Default or Event of Default they shall disclose in such statement any such Default or Event of Default; provided that such accountants shall not be liable to the Banks for failure to obtain knowledge of any Default or Event of Default;

          (b)

     as soon as practicable, but in any event not later than forty-five (45) days after the end of each of the fiscal quarters of the Borrower, copies of the unaudited consolidated balance sheet of the Borrower and its Subsidiaries as at the end of such quarter, and the related consolidated statement of income and consolidated statement of cash flow for the portion of the Borrower's fiscal year then elapsed, all in reasonable detail and prepared in accordance with generally accepted accounting principles, together with a certification by the principal financial or accounting officer of the Borrower that the information contained in such financial statements fairly presents the financial position of the Borrower and its Subsidiaries on the date thereof (subject to year-end adjustments);

          (c)

     simultaneously with the delivery of the financial statements referred to in subsections (a) and (b) above, a compliance certificate certified by the principal financial or accounting officer of the Borrower in substantially the form of Exhibit C hereto;

          (d)

     contemporaneously with the filing or mailing thereof, copies of all material of a financial nature filed with the Securities and Exchange Commission or sent to the stockholders of the Borrower;

          (e)

     within fifteen (15) days after the end of each calendar month or at such earlier time as the Agent may reasonably request, a Borrowing Base Report (in the form attached hereto as Exhibit D) setting forth the Borrowing Base as at the end of such calendar month or other date so requested by the Agent; provided, that at any time while the difference between (i) the Borrowing Base and (ii) the sum of (A) the aggregate principal amount of all Revolving Credit Loans plus (B) the Maximum Drawing Amount plus (C) all Unpaid Reimbursement Obligations is less than $5,000,000, the Borrower will deliver to the Bank a Borrowing Base Report at the end of each calendar week;

          (f)

     within fifteen (15) days after the end of each calendar month, an Accounts Receivable aging report; and

          (g)
     from time to time such other financial data and information (including accountants, management letters) as the Agent or any Bank may reasonably request.

          (S)8.5.  NOTICES.

          (a)

     Defaults. The Borrower will promptly notify the Agent and each of the Banks in writing of the occurrence of any Default or Event of Default. If any Person shall give any notice or take any other action in respect of a claimed default (whether or not constituting an Event of Default) under this Credit Agreement or any other revolving credit note, evidence of indebtedness, indenture or other obligation to which or with respect to which the Borrower or any of its Subsidiaries is a party or obligor, whether as principal, guarantor, surety or otherwise, the Borrower shall forthwith give written notice thereof to the Agent and each of the Banks, describing the notice or action and the nature of the claimed default.

          (b)

Environmental Events. The Borrower will promptly give notice to the Agent and each of the Banks
(i)
of any violation of any Environmental Law that the Borrower or any of its Subsidiaries reports in writing or is reportable by such Person in writing (or for which any written report supplemental to any oral report is made) to any federal, state or local environmental agency and
(ii)
upon becoming aware thereof, of any inquiry, proceeding, investigation, or other action, including a notice from any agency of potential environmental liability, or any federal, state or local environmental agency or board, that has the potential to materially affect the assets, liabilities, financial conditions or operations of the Borrower or any of its Subsidiaries, or the Agent's security interests pursuant to the Security Documents.

          (c)

     Notification of Claim Against Collateral. The Borrower will, immediately upon becoming aware thereof, notify the Agent and each of the Banks in writing of any setoff, claims (including, with respect to the Real Estate, environmental claims), withholdings or other defenses to which any of the Collateral, or the Agent's rights with respect to the Collateral, are subject.

          (d)

     Notice of Litigation and Judgments. The Borrower will, and will cause each of its Subsidiaries to, give notice to the Agent and each of the Banks in writing within fifteen (15) days of becoming aware of any litigation or proceedings threatened in writing or any pending litigation and proceedings affecting the Borrower or any of its Subsidiaries or to which the Borrower or any of its Subsidiaries is or becomes a party involving an uninsured claim against the Borrower or any of its Subsidiaries that could reasonably be expected to have a materially adverse effect on the Borrower or any of its Subsidiaries and stating the nature and status of such litigation or proceedings. The Borrower will, and will cause each of its Subsidiaries to, give notice to the Agent and each of the Banks, in writing, in form and detail satisfactory to the Agent, within ten (10) days of any judgment not covered by insurance, final or otherwise, against the Borrower or any of its Subsidiaries in an amount in excess of $250,000.

          (S)8.6.  CORPORATE EXISTENCE; MAINTENANCE OF PROPERTIES.

     The Borrower will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence, rights and franchises and those of its Subsidiaries. It

(a)
will cause all of its properties and those of its Subsidiaries used or useful in the conduct of its business or the business of its Subsidiaries to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment,
(b)
will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Borrower may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times, and
(c)
will, and will cause each of its Subsidiaries to, continue to engage primarily in the businesses now conducted by them and in related businesses; provided that nothing in this (S)8.6 shall prevent the Borrower from discontinuing the operation and maintenance of any of its properties or any of those of its Subsidiaries if such discontinuance is, in the judgment of the Borrower, desirable in the conduct of its or their business and that do not or will not in the aggregate have a Materially Adverse Effect.

          (S)8.7.  INSURANCE.

     The Borrower will, and will cause each of its Subsidiaries to, maintain with financially sound and reputable insurers insurance with respect to its properties and business against such casualties and contingencies as shall be in accordance with the general practices of businesses engaged in similar activities in similar geographic areas and in amounts, containing such terms, in such forms and for such periods as may be reasonable and prudent and in accordance with the terms of the Security Agreement.

          (S)8.8.  TAXES.

     The Borrower will, and will cause each of its Subsidiaries to, duly pay and discharge, or cause to be paid and discharged, before the same shall become overdue, all taxes, assessments and other governmental charges imposed upon it and its real properties, sales and activities, or any part thereof, or upon the income or profits therefrom, as well as all claims for labor, materials, or supplies that if unpaid might by law become a lien or charge upon any of its property; provided that any such tax, assessment, charge, levy or claim need not be paid if the validity or amount thereof shall currently be contested in good faith by appropriate proceedings and if the Borrower or such Subsidiary shall have set aside on its books adequate reserves with respect thereto in accordance with generally accepted accounting principles; and provided further that the Borrower and each Subsidiary of the Borrower will pay all such taxes, assessments, charges, levies or claims forthwith upon the commencement of proceedings to foreclose any lien that may have attached as security therefor.

          (S)8.9.  INSPECTION OF PROPERTIES AND BOOKS, ETC.

          (a)

     General.    The Borrower shall permit the Banks, through the Agent or any of the Banks' other designated representatives, to visit and inspect any of the properties of the Borrower or any of its Subsidiaries, to examine the books of account of the Borrower and its Subsidiaries (and to make copies thereof and extracts therefrom), and to discuss the affairs, finances and accounts of the Borrower and its Subsidiaries with, and to be advised as to the same by, its and their officers, all at such reasonable times and intervals as the Agent or any Bank may reasonably request.

          (b)

     Communications with Accountants. The Borrower authorizes the Agent and, if accompanied by the Agent, the Banks to communicate directly with the Borrower's independent certified public accountants and authorizes such accountants, after notice to the Borrower (unless an Event of Default shall have occurred and be continuing, whereupon no notice shall be required), to disclose to the Agent and the Banks any and all financial statements and other supporting financial documents and schedules reasonably requested by the Agent and the Banks including copies of any management letter with respect to the business, financial condition and other affairs of the Borrower or any of its Subsidiaries. At the request of the Agent, the Borrower shall deliver a letter addressed to such accountants instructing them to comply with the provisions of this (S)8.9(b).

          (S)8.10.  COMPLIANCE WITH LAWS, CONTRACTS, LICENSES, AND PERMITS.

     The Borrower will, and will cause each of its Subsidiaries to, comply in all material respects with
(a)
the applicable laws and regulations wherever its business is conducted, including all Environmental Laws and ERISA,
(b)
the provisions of its charter documents and by-laws,
(c)
all agreements and instruments by which it or any of its properties may be bound and
(d)
all applicable decrees, orders, and judgments. If any authorization, consent, approval, permit or license from any officer, agency or instrumentality of any government shall become necessary or required in order that the Borrower or any of its Subsidiaries may fulfill any of its obligations hereunder or any of the other Loan Documents to which the Borrower or such Subsidiary is a party, the Borrower will, or (as the case may be) will cause such Subsidiary to, immediately take or cause to be taken all reasonable steps within the power of the Borrower or such Subsidiary to obtain such authorization, consent, approval, permit or license and furnish the Agent and the Banks with evidence thereof.

          (S)8.11.  EMPLOYEE BENEFIT PLANS.

The Borrower will
(i)
promptly upon any request by the Agent, furnish to the Agent a copy of the most recent actuarial statement required to be submitted under (S)103(d) of ERISA and Annual Report, Form 5500, with all required attachments, in respect of each Guaranteed Pension Plan and
(ii)
promptly upon receipt or dispatch, furnish to the Agent any notice, report or demand sent or received in respect of a Guaranteed Pension Plan under
(S)(S)302, 4041, 4042, 4043, 4063, 4065, 4066 and 4068 of ERISA, or in respect of a Multiemployer Plan, under (S)(S)4041A, 4202, 4219, 4242, or 4245 of ERISA.

          (S)8.12.  USE OF PROCEEDS.

     The Borrower will use the proceeds of the Revolving Credit Loans solely for working capital purposes. The Borrower will obtain Letters of Credit solely for the purchase of tangible personal property.

          (S)8.13.  DEPOSIT OF ACCOUNTS RECEIVABLE.

          (a)

     The Borrower will, and will cause each of its Subsidiaries to, deposit into a designated account of the Agent (the "CASH COLLATERAL ACCOUNT") immediately upon its receipt thereof, all payments constituting proceeds of Accounts Receivable or other Collateral which come into their possession or under their control, in the identical form received and with any appropriate endorsements.

          (b)

     Except as otherwise provided herein, the Agent shall accept for deposit to the Cash Collateral Account each check, draft or money order (collectively, the "ITEMS") and all cash which are deposited into the Cash Collateral Account. If not endorsed by the Borrower, the Agent shall, on behalf of the Borrower, endorse for deposit to the Cash Collateral Account such Items, utilizing an endorsement stamp for each such Item which the Agent deems appropriate. If any such Item does not bear a date on its face, the Agent shall insert the date on which the Item is deposited to the Cash Collateral Account. Unless an Event of Default shall have occurred and be continuing, the Agent shall provisionally credit (on the Business Day received if received on or before the Agent's applicable cutoff time for receiving deposits for credit on such Business Day) the Cash Collateral Account in the amount of all Items accepted for deposit and shall, regardless of whether a Default or an Event of Default shall have occurred and be continuing, credit the Cash Collateral Account in the amount of all cash received.

          (c)

     The Agent shall use reasonable efforts to not accept for deposit or collection any Item which bears language on its face that the Item represents payment in full, the final payment or the balance owing to the Borrower (the "RESTRICTIVE ENDORSEMENT"), if the Restrictive Endorsement is, or appears to be, handwritten or typed; provided, however, that if the Agent contacts the Borrower with respect to such Item, and the Borrower directs the Agent to accept such Item, the Agent shall accept such Item for deposit or collection, as applicable.

          (d)

     The Agent shall use reasonable efforts to not accept for deposit or collection any Item (i) which is dated six (6) months or more before the date such item is received by the Agent, or (ii) which is dated three (3) days or more from and including the date such Item is received by the Agent.

          (e)

     The Agent shall use reasonable efforts to not accept for deposit or collection any Item (i) which does not bear the Borrower as payee or (ii) which the Agent believes is not properly payable to the Borrower. Notwithstanding the forgoing, if an Item fails to contain the name of any payee, the Agent may accept such Item for deposit or collection, as applicable.

          (f)

     The Agent shall use reasonable efforts to not accept for deposit or collection any Item which bears a numerical amount which is different from the written amount thereon, if such written amount is different from the amount of payment provided on any invoice pertaining thereto.

          (g)

     The Agent may, in its reasonable discretion, refuse to accept for deposit or collection any Item which the Agent believes should not be deposited to the Cash Collateral Account, including, without limitation, any Item which has already been paid by the drawee bank and any Item which is mutilated.

          (h)

     The Borrower acknowledges and agrees that (i) the Borrower shall have no right to withdraw any sums in the Cash Collateral Account and (ii) the Agent shall apply the amount on deposit in the Cash Collateral Account, together with all amounts thereafter deposited or transferred to the Cash Collateral Account, to the payment of the Obligations immediately after its credit to the Cash Collateral Account.

          (S)8.14.  FURTHER ASSURANCES.

     The Borrower will, and will cause each of its Subsidiaries to, cooperate with the Banks and the Agent and execute such further instruments and documents as the Banks or the Agent shall reasonably request to carry out to their satisfaction the transactions contemplated by this Credit Agreement and the other Loan Documents.

     (S)9.  CERTAIN NEGATIVE COVENANTS OF THE BORROWER.

     The Borrower covenants and agrees that, so long as any Revolving Credit Loan, Unpaid Reimbursement Obligation, Letter of Credit or Revolving Credit Note is outstanding or any Bank has any obligation to make any Revolving Credit Loans or the Agent has any obligations to issue, extend or renew any Letters of
Credit:

          (S)9.1.  RESTRICTIONS ON INDEBTEDNESS.

     The Borrower will not, and will not permit any of its Subsidiaries to, create, incur, assume, guarantee or be or remain liable, contingently or otherwise, with respect to any Indebtedness other than:

          (a)

     Indebtedness to the Banks and the Agent arising under any of the Loan Documents;

          (b)
current liabilities and non-capitalized rental obligations of the Borrower or such Subsidiary incurred in the ordinary course of business not incurred through
(i)
the borrowing of money, or
(ii)
the obtaining of credit except for credit on an open account basis customarily extended and in fact extended in connection with normal purchases of goods and services;

          (c)

     Indebtedness in respect of taxes, assessments, governmental charges or levies and claims for labor, materials and supplies to the extent that payment therefor shall not at the time be required to be made in accordance with the provisions of (S)8.8;

          (d)

     Indebtedness in respect of judgments or awards that have been in force for less than the applicable period for taking an appeal so long as execution is not levied thereunder or in respect of which the Borrower or such Subsidiary shall at the time in good faith be prosecuting an appeal or proceedings for review and in respect of which a stay of execution shall have been obtained pending such appeal or review;

          (e)

     endorsements for collection, deposit or negotiation and warranties of products or services, in each case incurred in the ordinary course of business;

          (f)

     Indebtedness under Capitalized Leases plus Indebtedness incurred in connection with the acquisition after the date hereof of any real or personal property by the Borrower not exceeding $3,000,000 in an aggregate amount at any time outstanding;

          (g)

     Indebtedness existing on the date hereof and listed and described on
Schedule 9.1 hereto; and

          (h)

     obligations under guaranties in respect of Indebtedness of others in an aggregate amount not in excess of $100,000 at any time.

          (S)9.2.  RESTRICTIONS ON LIENS.

     The Borrower will not, and will not permit any of its Subsidiaries to,
(a)
create or incur or suffer to be created or incurred or to exist any lien, encumbrance, mortgage, pledge, charge, restriction or other security interest of any kind upon any of its property or assets of any character whether now owned or hereafter acquired, or upon the income or profits therefrom;
(b)
transfer any of such property or assets or the income or profits therefrom for the purpose of subjecting the same to the payment of Indebtedness or performance of any other obligation in priority to payment of its general creditors;
(c)
acquire, or agree or have an option to acquire, any property or assets upon conditional sale or other title retention or purchase money security agreement, device or arrangement;
(d)
suffer to exist for a period of more than thirty (30) days after the same shall have been incurred any Indebtedness or claim or demand against it that if unpaid might by law or upon bankruptcy or insolvency, or otherwise, be given any priority whatsoever over its general creditors; or

(e)
sell, assign, pledge or otherwise transfer any accounts, contract rights, general intangibles, chattel paper or instruments, with or without recourse; provided that the Borrower and any Subsidiary of the Borrower may create or incur or suffer to be created or incurred or to exist:

          (i)

     liens in favor of the Borrower on all or part of the assets of Subsidiaries of the Borrower securing Indebtedness owing by Subsidiaries of the Borrower to the Borrower;

          (ii)

     liens to secure taxes, assessments and other government charges in respect of obligations not overdue (or as permitted by (S)8.8 hereof) or liens on properties to secure claims for labor, material or supplies in respect of obligations not overdue;

          (iii)

     deposits or pledges made in connection with, or to secure payment of, workmen's compensation, unemployment insurance, old age pensions or other social security obligations;

          (iv)

     liens on properties in respect of judgments or awards, the Indebtedness with respect to which is permitted by (S)9.1(d);

          (v)

     liens of carriers, warehousemen, mechanics and materialmen, and other like liens on properties, in existence less than 120 days from the date of creation thereof in respect of obligations not overdue;

          (vi)

     encumbrances on Real Estate consisting of easements, rights of way, zoning restrictions, restrictions on the use of real property and defects and irregularities in the title thereto, landlord's or lessor's liens under leases to which the Borrower or a Subsidiary of the Borrower is a party, and other minor liens or encumbrances none of which in the opinion of the Borrower interferes materially with the use of the property affected in the ordinary conduct of the business of the Borrower and its Subsidiaries, which defects do not individually or in the aggregate have a Materially Adverse Effect;

          (vii)
     liens existing on the date hereof and listed on Schedule 9.2 hereto;

          (viii)

     purchase money security interests in or purchase money mortgages on real or personal property acquired after the date hereof, including property subject to Capitalized Leases, to secure purchase money Indebtedness of the type and amount permitted by (S)9.1(f), incurred in connection with the acquisition of such property or such Capitalized Leases, which security interests or mortgages cover only the real or personal property so acquired or subject to such Capitalized Leases;

          (ix)

     notice liens in favor of lessors arising in connection with non-capitalized lease obligations of the Borrower covering only the personal property leased (and not owned) by the Borrower; and

          (x)

     liens in favor of the Agent for the benefit of the Banks and the Agent under the Loan Documents.

          (S)9.3.  RESTRICTIONS ON INVESTMENTS.

     The Borrower will not, and will not permit any of its Subsidiaries to, make or permit to exist or to remain outstanding any Investment except Investments in:

          (a)

     marketable direct or guaranteed obligations of the United States of America that mature within one (1) year from the date of purchase by the Borrower;

          (b)

     demand deposits, certificates of deposit, bankers acceptances and time deposits of United States banks having total assets in excess of $1,000,000,000;

          (c)

     securities commonly known as "COMMERCIAL PAPER" issued by a corporation organized and existing under the laws of the United States of America or any state thereof that at the time of purchase have been rated and the ratings for which are not less than "P 1" if rated by Moody's Investors Services, Inc., and not less than "A 1" if rated by Standard and Poor's;

          (d)

     Investments existing on the date hereof and listed on Schedule 9.3 hereto;

          (e)

     Investments by the Borrower in Subsidiaries of the Borrower existing and not in excess of the amounts outstanding on the Closing Date;

          (f)

     Investments consisting of promissory notes received as proceeds of asset dispositions permitted by (S)9.5(b);

          (g)

     Investments consisting of advances to employees for moving, entertainment, travel and other similar expenses in the ordinary course of business not to exceed $250,000 in the aggregate at any time outstanding;

          (h)

     Securities issued to the Borrower by account debtors in connection with Accounts Receivable due and owing by such account debtors to the Borrower; and

          (i)

     Investments consisting of guaranties to the extent permitted by (S)9.1(h) hereof.

          (S)9.4.  DISTRIBUTIONS.

     If an Event of Default has occurred and is continuing, the Borrower will not make any Distributions.

          (S)9.5.  MERGER, CONSOLIDATION AND DISPOSITION OF ASSETS.

          (a)

     Without the prior written consent of the Majority Banks, the Borrower will not, and will not permit any of its Subsidiaries to, become a party to any merger or consolidation, or agree to or effect any asset acquisition or stock acquisition (other than the acquisition of assets in the ordinary course of business consistent with past practices and Investments permitted by (S)9.4 hereof) except the merger or consolidation of one or more of the Subsidiaries of the Borrower with and into the Borrower, or the merger or consolidation of two or more Subsidiaries of the Borrower.

          (b)

     The Borrower will not, and will not permit any of its Subsidiaries to, become a party to or agree to or effect any disposition of assets, other than the disposition of assets in the ordinary course of business, consistent with past practices.

          (S)9.6.  SALE AND LEASEBACK.

     The Borrower will not, and will not permit any of its Subsidiaries to, enter into any arrangement, directly or indirectly, whereby the Borrower or any Subsidiary of the Borrower shall sell or transfer any property owned by it in order then or thereafter to lease such property or lease other property that the Borrower or any Subsidiary of the Borrower intends to use for substantially the same purpose as the property being sold or transferred.

          (S)9.7.  COMPLIANCE WITH ENVIRONMENTAL LAWS.

     The Borrower will not, and will not permit any of its Subsidiaries to, in each case in any manner that would violate any Environmental Law or bring such Real Estate in violation of any Environmental Law in any manner which would have a Materially Adverse Effect,
(a)
use any of the Real Estate or any portion thereof for the handling, processing, storage or disposal of Hazardous Substances,
(b)
cause or permit to be located on any of the Real Estate any underground tank or other underground storage receptacle for Hazardous Substances,
(c)
generate any Hazardous Substances on any of the Real Estate,
(d)
conduct any activity at any Real Estate or use any Real Estate in any manner so as to cause a release (i.e. releasing, spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, disposing or dumping) or threatened release of Hazardous Substances on, upon or into the Real Estate or
(e)
otherwise conduct any activity at any Real Estate or use any Real Estate.

          (S)9.8.  EMPLOYEE BENEFIT PLANS.

     Neither the Borrower nor any ERISA Affiliate will

          (a)

     engage in any "PROHIBITED TRANSACTION" within the meaning of (S)406 of ERISA or (S)4975 of the Code which could result in a material liability for the Borrower or any of its Subsidiaries; or

          (b)

     permit any Guaranteed Pension Plan to incur an "ACCUMULATED FUNDING DEFICIENCY", as such term is defined in (S)302 of ERISA, whether or not such deficiency is or may be waived; or

          (c)

     fail to contribute to any Guaranteed Pension Plan to an extent which, or terminate any Guaranteed Pension Plan in a manner which, could result in the imposition of a lien or encumbrance on the assets of the Borrower or any of its Subsidiaries pursuant to
(S)302(f) or (S)4068 of ERISA; or

          (d)

     permit or take any action which would result in the aggregate benefit liabilities (with the meaning of (S)4001 of ERISA) of all Guaranteed Pension Plans exceeding the value of the aggregate assets of such Plans, disregarding for this purpose the benefit liabilities and assets of any such Plan with assets in excess of benefit liabilities.

     (S)10.  FINANCIAL COVENANTS OF THE BORROWER.

     The Borrower covenants and agrees that, so long as any Revolving Credit Loan, Unpaid Reimbursement Obligation, Letter of Credit or Revolving Credit Note is outstanding or any Bank has any obligation to make any Revolving Credit Loans or the Agent has any obligation to issue, extend or renew any Letters of Credit:

          (S)10.1.  EARNINGS BEFORE INTEREST AND TAXES TO TOTAL INTEREST
                    EXPENSE.

The Borrower will not permit the ratio of Earnings Before Interest and Taxes to Consolidated Total Interest Expense for any period of four consecutive fiscal quarters of the Borrower ending after the date hereof to be less than 1.50:1.0

          (S)10.2.  CASH FLOW TO FINANCIAL OBLIGATIONS.

     The Borrower will not permit the ratio of Consolidated Operating Cash Flow for any period of four consecutive fiscal quarters of the Borrower ending after the date hereof, to Consolidated Financial Obligations as determined for such period, to be less than 1.25:1.0.

          (S)10.3.  LIABILITIES TO TANGIBLE NET WORTH RATIO.

     The Borrower will not permit the ratio of Consolidated Total Liabilities to Consolidated Tangible Net Worth on the last day of any fiscal quarter ending after the date hereof to exceed 3.30:1.0.

          (S)10.4.  CONSOLIDATED TANGIBLE NET WORTH.

     The Borrower will not permit Consolidated Tangible Net Worth to be less than the sum of $23,000,000 plus, on a cumulative basis, fifty percent (50%) of positive Consolidated Net Income for each fiscal year subsequent to the date hereof.

          (S)10.5.  CAPITAL EXPENDITURES.

     The Borrower will not make or permit any Subsidiary of the Borrower to make, Capital Expenditures in any fiscal year that exceed, in the aggregate, $3,000,000.

     (S)11.  CLOSING CONDITIONS.

     The obligations of the Banks to make the initial Revolving Credit Loans and of the Agent to issue any initial Letters of Credit shall be subject to the satisfaction of the following conditions precedent on or prior to January 10, 1996:

          (S)11.1.  LOAN DOCUMENTS

     Each of the Loan Documents shall have been duly executed and delivered by the respective parties thereto, shall be in full force and effect and shall be in form and substance satisfactory to each of the Banks. Each Bank shall have received a fully executed copy of each such document.

          (S)11.2.  CERTIFIED COPIES OF CHARTER DOCUMENTS.

     Each of the Banks shall have received from the Borrower and each of its Subsidiaries a copy, certified by a duly authorized officer of such Person to be true and complete on the Closing Date, of each of
(a)
its charter or other incorporation documents as in effect on such date of certification, and
(b)
its by-laws as in effect on such date.

          (S)11.3.  CORPORATE ACTION.

     All corporate action necessary for the valid execution, delivery and performance by the Borrower and each of its Subsidiaries of this Credit Agreement and the other Loan Documents to which it is or is to become a party shall have been duly and effectively taken, and evidence thereof satisfactory to the Banks shall have been provided to each of the Banks.

          (S)11.4.  INCUMBENCY CERTIFICATE.

     Each of the Banks shall have received from the Borrower and each of its Subsidiaries an incumbency certificate, dated as of the Closing Date, signed by a duly authorized officer of the Borrower or such Subsidiary, and giving the name and bearing a specimen signature of each individual who shall be authorized:
(a)
to sign, in the name and on behalf of each of the Borrower of such Subsidiary, each of the Loan Documents and Subordination Documents to which the Borrower or such Subsidiary is or is to become a party;
(b)

     in the case of the Borrower, to make Loan Requests and Conversion Requests and to apply for Letters of Credit; and
(c)
to give notices and to take other action on its behalf under the Loan
Documents.

          (S)11.5.  VALIDITY OF LIENS.

     The Security Documents shall be effective to create in favor of the Agent a legal, valid and enforceable first (except for Permitted Liens entitled to priority under applicable law) security interest in and lien upon the Collateral. All filings, recordings, deliveries of instruments and other actions necessary or desirable in the opinion of the Agent to protect and preserve such security interests shall have been duly effected. The Agent shall have received evidence thereof in form and substance satisfactory to the Agent.

          (S)11.6.  PERFECTION CERTIFICATES AND UCC SEARCH RESULTS.

     The Agent shall have received from each of the Borrower and its Subsidiaries a completed and fully executed Perfection Certificate and the results of UCC searches with respect to the Collateral, indicating no liens other than Permitted Liens and otherwise in form and substance satisfactory to the Agent.

          (S)11.7.  CERTIFICATES OF INSURANCE.

     The Agent shall have received a certificate of insurance from an independent insurance broker dated as of the Closing Date, identifying insurers, types of insurance, insurance limits, and policy terms, and otherwise describing the insurance obtained in accordance with the provisions of the Security Agreements.

          (S)11.8.  BORROWING BASE REPORT.

     The Agent shall have received from the Borrower the initial Borrowing Base Report dated as of December 2, 1995.

          (S)11.9.  ACCOUNTS RECEIVABLE AGING REPORT.

     The Agent shall have received from the Borrower the most recent Accounts Receivable aging report of the Borrower and its Subsidiaries dated as of a date which shall be no more than fifteen (15) days prior to the Closing Date and the Borrower shall have notified the Agent in writing on the Closing Date of any material deviation from the Accounts Receivable values reflected in such Accounts Receivable aging report and shall have provided the Agent with such supplementary documentation as the Agent may reasonably request.

          (S)11.10.  OPINION OF COUNSEL.

     Each of the Banks and the Agent shall have received a favorable legal opinion addressed to the Banks and the Agent, dated as of the Closing Date, in form and substance satisfactory to the Banks and the Agent, from

          Greenberger & Forman, counsel to the Borrower and its Subsidiaries.

          (S)11.11.  PAYMENT OF FEES.

     The Borrower shall have paid to the Banks or the Agent, as appropriate, the closing fee pursuant to (S)5.2.

          (S)11.12.  PAYOFF LETTER.

     The Agent shall have received a payoff letter from The CIT Group/ Business Credit, Inc., as Collateral Agent, indicating the amount of the loan obligations of the Borrower to The CIT Group/Business Credit, Inc. and Fleet Bank, N.A. to be discharged on the Closing Date and an acknowledgment by The CIT Group/Business Credit, Inc., as Collateral Agent, that upon receipt of such funds it will forthwith execute and deliver to the Agent for filing all termination statements and take such other actions as may be necessary to discharge all mortgages, deeds of trust and security interests granted by the Borrower or any of its Subsidiaries in favor of The CIT Group/Business Credit, Inc., as Collateral Agent.

     (S)12.  CONDITIONS TO ALL BORROWINGS.

     The obligations of the Banks to make any Revolving Credit Loan, including the initial Revolving Credit Loan, and of the Agent to issue, extend or renew any Letter of Credit, in each case whether on or after the Closing Date, shall also be subject to the satisfaction of the following conditions precedent:

          (S)12.1.  REPRESENTATIONS TRUE; NO EVENT OF DEFAULT.

     Each of the representations and warranties of any of the Borrower and its Subsidiaries contained in this Credit Agreement, the other Loan Documents or in any document or instrument delivered pursuant to or in connection with this Credit Agreement shall be true as of the date as of which they were made and shall also be true at and as of the time of the making of such Revolving Credit Loan or the issuance, extension or renewal of such Letter of Credit, with the same effect as if made at and as of that time (except to the extent of changes resulting from transactions contemplated or permitted by this Credit Agreement and the other Loan Documents and changes occurring in the ordinary course of business that singly or in the aggregate do not have Materially Adverse Effect, and to the extent that such representations and warranties relate expressly to an earlier date) and no Default (which results from the failure of the Borrower to comply with its covenants set forth in (S)(S)8.4, 9 or 10 hereof or which the Agent reasonably believes will become an Event of Default) or Event of Default shall have occurred and be continuing.

          (S)12.2.  PROCEEDINGS AND DOCUMENTS.

     All proceedings in connection with the transactions contemplated by this Credit Agreement, the other Loan Documents and all other documents incident thereto shall be reasonably satisfactory in substance and in form to the Banks and to the Agent and the Agent's Special Counsel, and the Banks, the Agent and such counsel shall have received all information and such counterpart originals or certified or other copies of such documents as the Agent may reasonably request.

          (S)12.3.  BORROWING BASE REPORT.

     The Agent shall have received the most recent Borrowing Base Report required to be delivered to the Agent in accordance with (S)8.4(e).

     (S)13.  EVENTS OF DEFAULT; ACCELERATION; ETC.

          (S)13.1.  EVENTS OF DEFAULT AND ACCELERATION.

     If any of the following events ("EVENTS OF DEFAULT" or, if the giving of notice or the lapse of time or both is required, then, prior to such notice or lapse of time, "DEFAULTS") shall occur:

          (a)

     the Borrower shall fail to pay any principal of the Revolving Credit Loans or any Reimbursement Obligation when the same shall become due and payable, whether at the stated date of maturity or any accelerated date of maturity or at any other date fixed for payment;

          (b)

     the Borrower or any of its Subsidiaries shall fail to pay any interest on the Revolving Credit Loans, the commitment fee, any Letter of Credit Fee, the Agent's fee, or other sums due hereunder or under any of the other Loan Documents, within five (5) Business Days of when the same shall become due and payable, whether at the stated date of maturity or any accelerated date of maturity or at any other date fixed for payment;

          (c)

     the Borrower shall fail to comply with any of its covenants contained in
(S)9 (other than those set forth in (S)(S)9.2, 9.7 or 9.8) or 10 hereof;

          (d)

     the Borrower or any of its Subsidiaries shall fail to perform any term, covenant or agreement contained herein or in any of the other Loan Documents (other than those specified elsewhere in this (S)13.1) for fifteen (15) days after written notice of such failure has been given to the Borrower by the Agent;

          (e)

     any representation or warranty of the Borrower or any of its Subsidiaries in this Credit Agreement or any of the other Loan Documents or in any other document or instrument delivered pursuant to or in connection with this Credit Agreement shall prove to have been false in any material respect upon the date when made or deemed to have been made or repeated;

          (f)

     the Borrower or any of its Subsidiaries shall fail to pay at maturity, or within any applicable period of grace, any obligation for borrowed money or credit received or in respect of any Capitalized Leases in an aggregate amount in excess of $250,000, or fail to observe or perform any material term, covenant or agreement contained in any agreement by which it is bound, evidencing or securing borrowed money or credit received or in respect of any Capitalized Leases in an aggregate amount in excess of $1,000,000 for such period of time as would permit (assuming the giving of appropriate notice if required) the holder or holders thereof or of any obligations issued thereunder to accelerate the maturity thereof;

          (g)

     the Borrower or any of its Subsidiaries shall make an assignment for the benefit of creditors, or admit in writing its inability to pay or generally fail to pay its debts as they mature or become due, or shall petition or apply for the appointment of a trustee or other custodian, liquidator or receiver of the Borrower or any of its Subsidiaries or of any substantial part of the assets of the Borrower or any of its Subsidiaries or shall commence any case or other proceeding relating to the Borrower or any of its Subsidiaries under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation or similar law of any jurisdiction, now or hereafter in effect, or shall take any action to authorize or in furtherance of any of the foregoing, or if any such petition or application shall be filed or any such case or other proceeding shall be commenced against the Borrower or any of its Subsidiaries and the Borrower or any of its Subsidiaries shall indicate its approval thereof, consent thereto or acquiescence therein or such petition or application shall otherwise remain undismissed for a period of forty-five (45) days;

          (h)

     a decree or order is entered appointing any such trustee, custodian, liquidator or receiver or adjudicating the Borrower or any of its Subsidiaries bankrupt or insolvent, or approving a petition in any such case or other proceeding, or a decree or order for relief is entered in respect of the Borrower or any Subsidiary of the Borrower in an involuntary case under federal bankruptcy laws as now or hereafter constituted;

          (i)

          there shall remain in force, undischarged, unsatisfied and unstayed, for more than thirty days, whether or not consecutive, any final judgment against the Borrower or any of its Subsidiaries that, with other outstanding final judgments, undischarged, against the Borrower or any of its Subsidiaries exceeds in the aggregate $100,000;

          (j)

     if any of the Loan Documents (other than the Cash Management Agreements) shall be canceled, terminated, revoked or rescinded otherwise than in accordance with the terms thereof or with the express prior written agreement, consent or approval of the Banks, or any action at law, suit in equity or other legal proceeding to cancel, revoke or rescind any of the Loan Documents shall be commenced by or on behalf of the Borrower or any of its Subsidiaries party thereto or any of their respective stockholders, or any court or any other governmental or regulatory authority or agency of competent jurisdiction shall make a determination that, or issue a judgment, order, decree or ruling to the effect that, any one or more of the Loan Documents is illegal, invalid or unenforceable in accordance with the terms thereof;

          (k)

     with respect to any Guaranteed Pension Plan, an ERISA Reportable Event shall have occurred and the Majority Banks shall have determined in their reasonable discretion that such event reasonably could be expected to result in liability of the Borrower or any of its Subsidiaries to the PBGC or such Guaranteed Pension Plan in an aggregate amount exceeding $500,000 and such event in the circumstances occurring reasonably could constitute grounds for the termination of such Guaranteed Pension Plan by the PBGC or for the appointment by the appropriate United States District Court of a trustee to administer such Guaranteed Pension Plan; or a trustee shall have been appointed by the United States District Court to administer such Plan; or the PBGC shall have instituted proceedings to terminate such Guaranteed Pension Plan;

          (l)

     the Borrower or any of its Subsidiaries shall be enjoined, restrained or in any way prevented by the order of any court or any administrative or regulatory agency from conducting any material part of its business and such order shall continue in effect for more than thirty (30) days;

          (m)

     there shall occur any material damage to, or loss, theft or destruction of, any Collateral, or any strike, lockout, labor dispute, embargo, condemnation, act of God or public enemy, or other casualty, which in any such case causes, for more than fifteen (15) consecutive days, the cessation or substantial curtailment of revenue producing activities at any facility of the Borrower or any of its Subsidiaries if such event or circumstance is not covered by business interruption insurance and would have a Materially Adverse Effect;

          (n)

     there shall occur the loss, suspension or revocation of, or failure to renew, any license or permit now held or hereafter acquired by the Borrower or any of its Subsidiaries if such loss, suspension, revocation or failure to renew would have a Materially Adverse Effect; or

          (o)

     the Borrower or any of its Subsidiaries shall be indicted for a federal crime, a punishment for which could include the forfeiture of any assets of the Borrower or such Subsidiary included in the Borrowing Base or any assets of the Borrower or such Subsidiary not included in the Borrowing Base but having a fair market value in excess of $1,000,000.

then, and in the event of any such Event of Default, so long as the same may be continuing, the Agent may, and upon the request of the Majority Banks shall, by notice in writing to the Borrower declare all amounts owing with respect to this Credit Agreement, the Revolving Credit Notes and the other Loan Documents and all Reimbursement Obligations to be, and they shall thereupon forthwith become, immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Borrower; provided that in the event of any Event of Default specified in (S)(S)13.1(g) or 13.1(h), all such amounts shall become immediately due and payable automatically and without any requirement of notice from the Agent or any Bank.

          (S)13.2.  TERMINATION OF COMMITMENTS.

      If any one or more of the Events of Default specified in (S)13.1(g) or
(S)13.1(h) shall occur, any unused portion of the credit hereunder shall forthwith terminate and each of the Banks shall be relieved of all further obligations to make Revolving Credit Loans to the Borrower and the Agent shall be relieved of all further obligations to issue, extend or renew Letters of Credit. If any other Event of Default shall have occurred and be continuing, or if on any Drawdown Date or other date for issuing, extending or renewing any Letter of Credit the conditions precedent to the making of the Revolving Credit Loans to be made on such Drawdown Date or (as the case may be) to issuing, extending or renewing such Letter of Credit on such other date are not satisfied, the Agent may and, upon the request of the Majority Banks, shall, by notice to the Borrower, terminate the unused portion of the credit hereunder, and upon such notice being given such unused portion of the credit hereunder shall terminate immediately and each of the Banks shall be relieved of all further obligations to make Revolving Credit Loans and the Agent shall be relieved of all further obligations to issue, extend or renew Letters of Credit. No termination of the credit hereunder shall relieve the Borrower or any of its Subsidiaries of any of the Obligations.

          (S)13.3.  REMEDIES.

      In case any one or more of the Events of Default shall have occurred and be continuing, and whether or not the Banks shall have accelerated the maturity of the Revolving Credit Loans pursuant to (S)13.1, each Bank, if owed any amount with respect to the Revolving Credit Loans or the Reimbursement Obligations, may, with the consent of the Majority Banks but not otherwise, proceed to protect and enforce its rights by suit in equity, action at law or other appropriate proceeding, whether for the specific performance of any covenant or agreement contained in this Credit Agreement and the other Loan Documents or any instrument pursuant to which the Obligations to such Bank are evidenced, including as permitted by applicable law the obtaining of the ex parte appointment of a receiver, and, if such amount shall have become due, by declaration or otherwise, proceed to enforce the payment thereof or any other legal or equitable right of such Bank. No remedy herein conferred upon any Bank or the Agent or the holder of any Revolving Credit Note or purchaser of any Letter of Credit Participation is intended to be exclusive of any other remedy and each and every remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute or any other provision of law.

          (S)13.4.  DISTRIBUTION OF COLLATERAL PROCEEDS.

     In the event that following the occurrence or during the continuance of any Default or Event of Default, the Agent or any Bank, as the case may be, receives any monies in connection with the enforcement of any the Security Documents, or otherwise with respect to the realization upon any of the Collateral, such monies shall be distributed for application as follows:

          (a)

     First, to the payment of, or (as the case may be) the reimbursement of the Agent for or in respect of all reasonable costs, expenses, disbursements and losses which shall have been incurred or sustained by the Agent in connection with the collection of such monies by the Agent, for the exercise, protection or enforcement by the Agent of all or any of the rights, remedies, powers and privileges of the Agent under this Credit Agreement or any of the other Loan Documents or in respect of the Collateral or in support of any provision of adequate indemnity to the Agent against any taxes or liens which by law shall have, or may have, priority over the rights of the Agent to such monies;

          (b)

     Second, to all other Obligations in such order or preference as the Majority Banks may determine; provided, however, that distributions in respect of such obligations shall be made
(i)
pari passu among Obligations with respect to the Agent's fee payable pursuant to
(S)5.2 and all other Obligations and
(ii)
Obligations owing to the Banks with respect to each type of Obligation such as interest, principal, fees and expenses, shall be made among the Banks pro rata; and provided, further, that the Agent may in its discretion make proper allowance to take into account any Obligations not then due and payable;

          (c)

     Third, upon payment and satisfaction in full or other provisions for payment in full satisfactory to the Banks and the Agent of all of the Obligations, to the payment of any obligations required to be paid pursuant to
(S)9-504(1)(c) of the Uniform Commercial Code of the State of Connecticut; and

          (d)

     Fourth, the excess, if any, shall be returned to the Borrower or to such other Persons as are entitled thereto.

     (S)14.  SETOFF.

     Regardless of the adequacy of any Collateral, during the continuance of any Event of Default, any deposits or other sums credited by or due from any of the Banks to the

Borrower and any securities or other property of the Borrower in the possession of such Bank may be applied to or setoff by such Bank against the payment of Obligations and any and all other liabilities, direct, or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, of the Borrower to such Bank. Each of the Banks agrees with each other Bank that
(a)
if an amount to be setoff is to be applied to Indebtedness of the Borrower to such Bank, other than Indebtedness evidenced by the Revolving Credit Notes held by such Bank or constituting Reimbursement Obligations owed to such Bank, such amount shall be applied ratably to such other Indebtedness and to the Indebtedness evidenced by all such Revolving Credit Notes held by such Bank or constituting Reimbursement Obligations owed to such Bank, and
(b)
if such Bank shall receive from the Borrower, whether by voluntary payment, exercise of the right of setoff, counterclaim, cross action, enforcement of the claim evidenced by the Revolving Credit Notes held by, or constituting Reimbursement Obligations owed to, such Bank by proceedings against the Borrower at law or in equity or by proof thereof in bankruptcy, reorganization, liquidation, receivership or similar proceedings, or otherwise, and shall retain and apply to the payment of the Revolving Credit Note or Revolving Credit Notes held by, or Reimbursement Obligations owed to, such Bank any amount in excess of its ratable portion of the payments received by all of the Banks with respect to the Revolving Credit Notes held by, and Reimbursement Obligations owed to, all of the Banks, such Bank will make such disposition and arrangements with the other Banks with respect to such excess, either by way of distribution, pro tanto assignment of claims, subrogation or otherwise as shall result in each Bank receiving in respect of the Revolving Credit Notes held by it or Reimbursement obligations owed it, its proportionate payment as contemplated by this Credit Agreement; provided that if all or any part of such excess payment is thereafter recovered from such Bank, such disposition and arrangements shall be rescinded and the amount restored to the extent of such recovery, but without interest.

     (S)15.  THE AGENT.

          (S)15.1.  AUTHORIZATION.

     The Agent is authorized to take such action on behalf of each of the Banks and to exercise all such powers as are hereunder and under any of the other Loan Documents and any related documents delegated to the Agent, together with such powers as are reasonably incident thereto, provided that no duties or responsibilities not expressly assumed herein or therein shall be implied to have been assumed by the Agent. The relationship between the Agent and the Banks is and shall be that of agent and principal only, and nothing contained in this Credit Agreement or any of the other Loan Documents shall be construed to constitute the Agent as a trustee for any Bank.

          (S)15.2.  EMPLOYEES AND AGENTS.

     The Agent may exercise its powers and execute its duties by or through employees or agents and shall be entitled to take, and to rely on, advice of counsel concerning all matters pertaining to its rights and duties under this Credit Agreement and the other Loan Documents. The Agent may utilize the services of such Persons as the Agent in its sole discretion may reasonably determine, and all reasonable fees and expenses of any such Persons shall be paid by the Borrower.

          (S)15.3.  NO LIABILITY.

     Neither the Agent nor any of its shareholders, directors, officers or employees nor any other Person assisting them in their duties nor any agent or employee thereof, shall be liable for any waiver, consent or approval given or any action taken, or omitted to be taken, in good faith by it or them hereunder or under any of the other Loan Documents, or in connection herewith or therewith, or be responsible for the consequences of any oversight or error of judgment whatsoever, except that the Agent or such other Person, as the case may be, may be liable for losses due to its willful misconduct or gross negligence.

          (S)15.4.  NO REPRESENTATIONS.

     The Agent shall not be responsible for the execution or validity or enforceability of this Credit Agreement, the Revolving Credit Notes, the Letters of Credit, any of the other Loan Documents or any instrument at any time constituting, or intended to constitute, collateral security for the Revolving Credit Notes, or for the value of any such collateral security or for the validity, enforceability or collectability of any such amounts owing with respect to the Revolving Credit Notes, or for any recitals or statements, warranties or representations made herein or in any of the other Loan Documents or in any certificate or instrument hereafter furnished to it by or on behalf of the Borrower or any of its Subsidiaries, or be bound to ascertain or inquire as to the performance or observance of any of the terms, conditions, covenants or agreements herein or in any instrument at any time constituting, or intended to constitute, collateral security for the Revolving Credit Notes or to inspect any of the properties, books or records of the Borrower or any of its Subsidiaries. The Agent shall not be bound to ascertain whether any notice, consent, waiver or request delivered to it by the Borrower or any holder of any of the Revolving Credit Notes shall have been duly authorized or is true, accurate and complete. The Agent has not made nor does it now make any representations or warranties, express or implied, nor does it assume any liability to the Banks, with respect to the credit worthiness or financial conditions of the Borrower or any of its Subsidiaries. Each Bank acknowledges that it has, independently and without reliance upon the Agent or any other Bank, and based upon such information and documents as it has deemed appropriate, made its own credit analysis and decision to enter into this Credit Agreement.

          (S)15.5.  PAYMENTS.

          (a)

     A payment by the Borrower to the Agent hereunder or any of the other Loan Documents for the account of any Bank shall constitute a payment to such Bank. The Agent agrees promptly to distribute to each Bank such Bank's pro rata share of payments received by the Agent for the account of the Banks except as otherwise expressly provided herein or in any of the other Loan Documents.

          (b)

     If in the opinion of the Agent the distribution of any amount received by it in such capacity hereunder, under the Revolving Credit Notes or under any of the other Loan Documents might involve it in liability, it may refrain from making distribution until its right to make distribution shall have been adjudicated by a court of competent jurisdiction. If a court of competent jurisdiction shall adjudge that any amount received and distributed by the Agent is to be repaid, each Person to whom any such distribution shall have been made shall either repay to the Agent its proportionate share of the amount so adjudged to be repaid or shall pay over the same in such manner and to such Persons as shall be determined by such court.

          (c)

     Notwithstanding anything to the contrary contained in this Credit Agreement or any of the other Loan Documents, any Bank that fails
(i)
to make available to the Agent its pro rata share of any Revolving Credit Loan or to purchase any Letter of Credit Participation or
(ii)
to comply with the provisions of (S)14 with respect to making dispositions and arrangements with the other Banks, where such Bank's share of any payment received, whether by setoff or otherwise, is in excess of its pro rata share of such payments due and payable to all of the Banks, in each case as, when and to the full extent required by the provisions of this Credit Agreement, shall be deemed delinquent (a "DELINQUENT BANK") and shall be deemed a Delinquent Bank until such time as such delinquency is satisfied. A Delinquent Bank shall be deemed to have assigned any and all payments due to it from the Borrower, whether on account of outstanding Revolving Credit Loans, Unpaid Reimbursement Obligations, interest, fees or otherwise, to the remaining nondelinquent Banks for application to, and reduction of, their respective pro rata shares of all outstanding Revolving Credit Loans and Unpaid Reimbursement Obligations. The Delinquent Bank hereby authorizes the Agent to distribute such payments to the nondelinquent Banks in proportion to their respective pro rata shares of all outstanding Revolving Credit Loans and Unpaid Reimbursement Obligations. A Delinquent Bank shall be deemed to have satisfied in full a delinquency when and if, as a result of application of the assigned payments to all outstanding Revolving Credit Loans and Unpaid Reimbursement Obligations of the nondelinquent Banks, the Banks' respective pro rata shares of all outstanding Revolving Credit Loans and Unpaid Reimbursement Obligations have returned to those in effect immediately prior to such delinquency and without giving effect to the nonpayment causing such delinquency.

          (S)15.6.  HOLDERS OF REVOLVING CREDIT NOTES.

     The Agent may deem and treat the payee of any Revolving Credit Note or the purchaser of any Letter of Credit Participation as the absolute owner or purchaser thereof for all purposes hereof until it shall have been furnished in writing with a different name by such payee or by a subsequent holder, assignee or transferee.

          (S)15.7.  INDEMNITY.

     The Banks ratably agree hereby to indemnify and hold harmless the Agent from and against any and all claims, actions and suits (whether groundless or otherwise), losses, damages, costs, expenses (including any expenses for which the Agent has not been reimbursed by the Borrower as required by (S)16), and liabilities of every nature and character arising out of or related to this Credit Agreement, the Revolving Credit Notes, or any of the other Loan Documents or the transactions contemplated or evidenced hereby or thereby, or the Agent's actions taken hereunder or thereunder, except to the extent that any of the same shall be directly caused by the Agent's willful misconduct or gross negligence.

          (S)15.8.  AGENT AS BANK.

     In its individual capacity, BKBCT shall have the same obligations and the same rights, powers and privileges in respect to its Commitment and the Revolving Credit Loans made by it, and as the holder of any of the Revolving Credit Notes and as the purchaser of any Letter of Credit Participations, as it would have were it not also the Agent.

          (S)15.9.  RESIGNATION.

     The Agent may resign at any time by giving sixty (60) days' prior written notice thereof to the Banks and the Borrower. Upon any such resignation, the Majority Banks shall have the right to appoint a successor Agent. Unless an Event of Default shall have occurred and be continuing, such successor Agent shall be reasonably acceptable to the Borrower. If no successor Agent shall have been so appointed by the Majority Banks and shall have accepted such appointment within thirty (30) days after the retiring Agent's giving of notice of resignation, then the retiring Agent may, on behalf of the Banks, appoint a successor Agent, which shall be a financial institution having a rating of not less than A or its equivalent by Standard & Poor's Corporation. Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations hereunder. After any retiring Agent's resignation, the provisions of this Credit Agreement and the other Loan Documents shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as Agent.

          (S)15.10.  NOTIFICATION OF DEFAULTS AND EVENTS OF DEFAULT.

     Each Bank hereby agrees that, upon learning of the existence of a Default or an Event of Default, it shall promptly notify the Agent thereof. The Agent hereby agrees that upon receipt of any notice under this (S)15.10 it shall promptly notify the other Banks of the existence of such Default or Event of Default.

          (S)15.11.  DUTIES IN THE CASE OF ENFORCEMENT.

     In case one of more Events of Default have occurred and shall be continuing, and whether or not acceleration of the Obligations shall have occurred, the Agent shall, if
(a)
so requested by the Majority Banks and
(b)
the Banks have provided to the Agent such additional indemnities and assurances against expenses and liabilities as the Agent may reasonably request, proceed to enforce the provisions of the Security Documents authorizing the sale or other disposition of all or any part of the Collateral and exercise all or any such other legal and equitable and other rights or remedies as it may have in respect of such Collateral. The Majority Banks may direct the Agent in writing as to the method and the extent of any such sale or other disposition, the Banks hereby agreeing to indemnify and hold the Agent, harmless from all liabilities incurred in respect of all actions taken or omitted in accordance with such directions, provided that the Agent need not comply with any such direction to the extent that the Agent reasonably believes the Agent's compliance with such direction to be unlawful or commercially unreasonable in any applicable jurisdiction.

     (S)16.  EXPENSES.
The Borrower agrees to pay to the Agent on behalf of the Banks and the Agent upon demand
(a)
an amount equal to any and all out-of-pocket costs or expenses (including reasonable legal fees and disbursements and appraisal expenses) incurred or sustained by the Agent in connection with the preparation of this Credit Agreement and related matters,
(b)
from time to time any and all out-of-pocket costs or expenses (including commercial examiner fees and legal fees and disbursements) hereafter incurred or sustained by the Agent or any Bank in connection with the preservation of or enforcement of the Agent's or any Bank's rights under this Credit Agreement, the Revolving Credit Notes or the other Loan Documents or in respect of any of the Borrower's other obligations to the Agent and the Banks, and
(c)
any fees, costs, expenses and bank charges, including bank charges for returned checks, incurred by the Agent in establishing, maintaining or handling agency accounts, lock box accounts and other accounts for the collection of any of the Collateral; provided, that unless an Event of Default shall have occurred and be continuing, the Borrower will not be required to pay more than $5,000 to the Agent or any Bank semi-annually in connection with commercial finance examinations.

     (S)17.  INDEMNIFICATION.

      After prompt notice from any Bank or the Agent, the Borrower agrees to indemnify and hold harmless the Agent and the Banks from and against any and all liabilities, losses, damages and expenses of every nature and character arising in connection with any and all claims, actions and suits whether groundless or otherwise, involving this Credit Agreement or any of the other Loan Documents or the transactions contemplated hereby including, without limitation,
(a)
any actual or proposed use by the Borrower or any of its Subsidiaries of the proceeds of any of the Revolving Credit Loans or Letters of Credit,
(b)
the reversal or withdrawal of any provisional credits granted by the Agent upon the transfer of funds from bank agency or lock box accounts or in connection with the provisional honoring of checks or other items,
(c)
any actual or alleged infringement of any patent, copyright, trademark, service mark or similar right of the Borrower or any of its Subsidiaries comprised in the Collateral,
(d)
the Borrower or any of its Subsidiaries entering into or performing this Credit Agreement or any of the other Loan Documents or
(e)
with respect to the Borrower and its Subsidiaries and their respective properties and assets, the violation of any Environmental Law, the presence, disposal, escape, seepage, leakage, spillage, discharge, emission, release or threatened release of any Hazardous Substances or any action, suit, proceeding or investigation brought or threatened with respect to any Hazardous Substances (including, but not limited to, claims with respect to wrongful death, personal injury or damage to property), in each case including, without limitation, the reasonable fees and disbursements of counsel and allocated costs of internal counsel incurred in connection with any such investigation, litigation or other proceeding. In litigation, or the preparation therefor, the Borrower shall be entitled to select counsel reasonably satisfactory to the Agent and the Banks (except to the extent that the Borrower and the Agent or any Bank have conflicting or adverse position in such litigation or proceeding whereupon the Agent and the Banks shall be entitled to select their own counsel). In addition to the foregoing indemnity, the Borrower agrees to pay promptly the reasonable fees and expenses of counsel to the Agent and the Banks if required or permitted by the terms hereof. If, and to the extent that the obligations of the Borrower under this (S)17 are unenforceable for any reason, the Borrower hereby agrees to make the maximum contribution to the payment in satisfaction of such obligations which is permissible under applicable law. The covenants contained in this (S)17 shall survive payment or satisfaction in full of all other Obligations.

     (S)18.  SURVIVAL OF COVENANTS, ETC.

          All covenants, agreements, representations and warranties made herein, in the Revolving Credit Notes, in any of the other Loan Documents or in any documents or other papers delivered by or on behalf of the Borrower or any of its Subsidiaries pursuant hereto shall be deemed to have been relied upon by the Banks and the Agent, notwithstanding any investigation heretofore or hereafter made by any of them, and shall survive the making by the Banks of any of the Revolving Credit Loans and the issuance, extension or renewal of any Letters of Credit, as herein contemplated, and shall continue in full force and effect so long as any Letter of Credit or any amount due under this Credit Agreement or the Revolving Credit Notes or any of the other Loan Documents remains outstanding or any Bank has any obligation to make any Revolving Credit Loans or the Agent has any obligation to issue, extend or renew any Letter of Credit, and for such further time as may be otherwise expressly specified in this Credit Agreement. All statements contained in any certificate delivered to any Bank or the Agent at any time by or on behalf of the Borrower or any of its Subsidiaries pursuant hereto or in connection with the transactions contemplated hereby shall constitute representations and warranties by the Borrower or such Subsidiary hereunder.

     (S)19.  ASSIGNMENT AND PARTICIPATION.

          (S)19.1.  CONDITIONS TO ASSIGNMENT BY BANKS.

     Except as provided herein, each Bank may assign to one or more Eligible Assignees all or a portion of its interests, rights and obligations under this Credit Agreement (including all or a portion of its Commitment Percentage and Commitment and the same portion of the Revolving Credit Loans at the time owing to it, the Revolving Credit Notes held by it and its participating interest in the risk relating to any Letters of Credit); provided that
(a)
each of the Agent and, unless Default or an Event of Default has occurred and is continuing, the Borrower shall have given its prior written consent to such assignment, which consent, in the case of the Borrower, will not be unreasonably withheld,
(b)
each such assignment shall be of a constant, and not a varying, percentage of all the assigning Bank's rights and obligations under this Credit Agreement,
(c)
each assignment shall be in an amount that is a whole multiple of $5,000,000, and
(d)
the parties to such assignment shall execute and deliver to the Agent, for recording in the Register (as hereinafter defined), an Assignment and Acceptance, substantially in the form of Exhibit E hereto (an "ASSIGNMENT AND ACCEPTANCE"), together with any Revolving Credit Notes subject to such assignment. Upon such execution, delivery, acceptance and recording, from and after the effective date specified in each Assignment and Acceptance, which effective date shall be at least five (5) Business Days after the execution thereof,
(i)
the assignee thereunder shall be a party hereto and, to the extent provided in such Assignment and Acceptance, have the rights and obligations of a Bank hereunder, and
(ii)
the assigning Bank shall, to the extent provided in such assignment and upon payment to the Agent of the registration fee referred to in (S)19.3, be released from its obligations under this Credit Agreement.

          (S)19.2.  CERTAIN REPRESENTATIONS AND WARRANTIES; LIMITATIONS;
COVENANTS.

     By executing and delivering an Assignment and Acceptance, the parties to the assignment thereunder confirm to and agree with each other and the other parties hereto as follows:
(a)
other than the representation and warranty that it is the legal and beneficial owner of the interest being assigned thereby free and clear of any adverse claim, the assigning Bank makes no representation or warranty, express or implied, and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Credit Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Credit Agreement, the other Loan Documents or any other instrument or document furnished pursuant hereto or the attachment, perfection or priority of any security interest or mortgage;
(b)
the assigning Bank makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower and its Subsidiaries or any other Person primarily or secondarily liable in respect of any of the Obligations, or the performance or observance by the Borrower and its Subsidiaries or any other Person primarily or secondarily liable in respect of any of the Obligations of any of their obligations under this Credit Agreement or any of the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto;
(c)
such assignee confirms that it has received a copy of this Credit Agreement, together with copies of the most recent financial statements referred to in
(S)7.4 and (S)8.4 and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance;
(d)
such assignee will, independently and without reliance upon the assigning Bank, the Agent or any other Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Credit Agreement;
(e)
such assignee represents and warrants that it is an Eligible Assignee;
(f)
such assignee appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under this Credit Agreement and the other Loan Documents as are delegated to the Agent by the terms hereof or thereof, together with such powers as are reasonably incidental thereto;
(g)
such assignee agrees that it will perform in accordance with their terms all of the obligations that by the terms of this Credit Agreement are required to be performed by it as a Bank;
(h)
such assignee represents and warrants that it is legally authorized to enter into such Assignment and Acceptance; and
(i)
such assignee acknowledges that it has made arrangements with the assigning
Bank satisfactory to such assignee with respect to its pro rata share of Letter of Credit Fees in respect of outstanding Letters of Credit.

          (S)19.3.  REGISTER.

     The Agent shall maintain a copy of each Assignment and Acceptance delivered to it and a register or similar list (the "REGISTER") for the recordation of the names and addresses of the Banks and the Commitment Percentage of, and principal amount of the Revolving Credit Loans owing to and Letter of Credit Participations purchased by, the Banks from time to time. The entries in the Register shall be conclusive, in the absence of manifest error, and the Borrower, the Agent and the Banks may treat each Person whose name is recorded in the Register as a Bank hereunder for all purposes of this Credit Agreement. The Register shall be available for inspection by the Borrower and the Banks at any reasonable time and from time to time upon reasonable prior notice. Upon each such recordation, the assigning Bank agrees to pay to the Agent a registration fee in the sum of $2,500.00.

          (S)19.4.  NEW REVOLVING CREDIT NOTES.

     Upon its receipt of an Assignment and Acceptance executed by the parties to such assignment, together with each Revolving Credit Note subject to such assignment, the Agent shall
(a)
record the information contained therein in the Register, and
(b)
give prompt notice thereof to the Borrower and the Banks (other than the assigning Bank). Within five (5) Business Days after receipt of such notice, the Borrower, at its own expense, shall execute and deliver to the Agent, in exchange for each surrendered Revolving Credit Note, a new Revolving Credit Note to the order of such Eligible Assignee in an amount equal to the amount assumed by such Eligible Assignee pursuant to such Assignment and Acceptance and, if the assigning Bank has retained some portion of its obligations hereunder, a new Revolving Credit Note to the order of the assigning Bank in an amount equal to the amount retained by it hereunder. Such new Revolving Credit Notes shall provide that they are replacements for the surrendered Revolving Credit Notes, shall be in an aggregate principal amount equal to the aggregate principal amount of the surrendered Revolving Credit Notes, shall be dated the effective date of such in Assignment and Acceptance and shall otherwise be substantially the form of the assigned Revolving Credit Notes. The surrendered Revolving Credit Notes shall be canceled and returned to the Borrower.

          (S)19.5.  PARTICIPATIONS.

     Each Bank may sell participations to one or more banks or other entities in all or a portion of such Bank's rights and obligations under this Credit Agreement and the other Loan Documents; provided that
(a)
each such participation shall be in an amount of not less than $5,000,000,

(b)
any such sale or participation shall not affect the rights and duties of the selling Bank hereunder to the Borrower and
(c)
the only rights granted to the participant pursuant to such participation arrangements with respect to waivers, amendments or modifications of the Loan Documents shall be the rights to approve waivers, amendments or modifications that would reduce the principal of or the interest rate on any Revolving Credit Loans, extend the term or increase the amount of the Commitment of such Bank as it relates to such participant, reduce the amount of any commitment fees or Letter of Credit Fees to which such participant is entitled or extend any regularly scheduled payment date for principal or interest.

          (S)19.6.  DISCLOSURE.

     The Borrower agrees that in addition to disclosures made in accordance with standard and customary banking practices any Bank may disclose information obtained by such Bank pursuant to this Credit Agreement to assignees or participants and potential assignees or participants hereunder; provided that such assignees or participants or potential assignees or participants shall agree for the benefit of the Borrower
(a)
to treat in confidence such information unless such information otherwise becomes public knowledge,
(b)
not to disclose such information to a third party, except as required by law or legal process and
(c)
not to make use of such information for purposes of transactions unrelated to such contemplated assignment or participation.

          (S)19.7.  ASSIGNEE OR PARTICIPANT AFFILIATED WITH THE BORROWER.

     If any assignee Bank is an Affiliate of the Borrower, then any such assignee Bank shall have no right to vote as a Bank hereunder or under any of the other Loan Documents for purposes of granting consents or waivers or for purposes of agreeing to amendments or other modifications to any of the Loan Documents or for purposes of making requests to the Agent pursuant to (S)13.1 or
(S)13.2, and the determination of the Majority Banks shall for all purposes of this Agreement and the other Loan Documents be made without regard to such assignee Bank's interest in any of the Revolving Credit Loans. If any Bank sells a participating interest in any of the Revolving Credit Loans or Reimbursement Obligations to a participant, and such participant is the Borrower or an Affiliate of the Borrower, then such transferor Bank shall promptly notify the Agent of the sale of such participation. A transferor Bank shall have no right to vote as a Bank hereunder or under any of the other Loan Documents for purposes of granting consents or waivers or for purposes of agreeing to amendments or modifications to any of the Loan Documents or for purposes of making requests to the Agent pursuant to (S)13.1 or (S)13.2 to the extent that such participation is beneficially owned by the Borrower or any Affiliate of the Borrower, and the determination of the Majority Banks shall for all purposes of this Agreement and the other Loan Documents be made without regard to the interest of such transferor Bank in the Revolving Credit Loans to the extent of such participation.

          (S)19.8.  MISCELLANEOUS ASSIGNMENT PROVISIONS.

     Any assigning Bank shall retain its rights to be indemnified pursuant to
(S)17 with respect to any claims or actions arising prior to the date of such assignment. If any assignee Bank is not incorporated under the laws of the United States of America or any state thereof, it shall, prior to the date on which any interest or fees are payable hereunder or under any of the other Loan Documents for its account, deliver to the Borrower and the Agent certification as to its exemption from deduction or withholding of any United States federal income taxes. If any Reference Bank transfers all of its interest, rights and obligations under this Credit Agreement, the Agent shall, in consultation with the Borrower and with the consent of the Borrower and the Majority Banks, appoint another Bank to act as a Reference Bank hereunder. Anything contained in this (S)19 to the contrary notwithstanding, any Bank may at any time pledge all or any portion of its interest and rights under this Credit Agreement (including all or any portion of its Revolving Credit Notes) to any of the twelve Federal Reserve Banks organized under (S)4 of the Federal Reserve Act, 12 U.S.C. (S)341. No such pledge or the enforcement thereof shall release the pledgor Bank from its obligations hereunder or under any of the other Loan Documents.

          (S)19.9.  ASSIGNMENT BY BORROWER.

     The Borrower shall not assign or transfer any of its rights or obligations under any of the Loan Documents without the prior written consent of each of the Banks.

     (S)20.  NOTICES, ETC.

     Except as otherwise expressly provided in this Credit Agreement, all notices and other communications made or required to be given pursuant to this Credit Agreement or the Revolving Credit Notes or any Letter of Credit Applications shall be in writing and shall be delivered in hand, mailed by United States registered or certified first class mail, postage prepaid, sent by overnight courier, or sent by telegraph, telecopy, facsimile or telex and confirmed by delivery via courier or postal service, addressed as follows:

          (a)

     if to the Borrower, at 389 John Downey Drive, New Britain, Connecticut, 06050, Attention: John A. Murray, Vice President-Finance, or at such other address for notice as the Borrower shall last have furnished in writing to the Person giving the notice, with an additional copy to Greenberger & Forman, 1370 Avenue of the Americas, New York, New York 10019, Attention: Joseph Greenberger, Esq.;

          (b)
     if to the Agent, at 81 West Main Street, Waterbury, Connecticut 06702, USA,
Attention: Donald Peters, Vice President, or such other address for notice as the Agent shall last have furnished in writing to the Person giving the notice; and

          (c)

     if to any Bank, at such Bank's address set forth on Schedule 1 hereto, or such other address for notice as such Bank shall have last furnished in writing to the Person giving the notice.


Any such notice or demand shall be deemed to have been duly given or made and to have become effective
(i)
if delivered by hand, overnight courier or facsimile to a responsible officer of the party to which it is directed, at the time of the receipt thereof by such officer or the sending of such facsimile and
(ii)
if sent by registered or certified first-class mail, postage prepaid, on the third Business Day following the mailing thereof.

     (S)21.  GOVERNING LAW.

     THIS CREDIT AGREEMENT AND, EXCEPT AS OTHERWISE SPECIFICALLY PROVIDED THEREIN, EACH OF THE OTHER LOAN DOCUMENTS ARE CONTRACTS UNDER THE LAWS OF THE STATE OF CONNECTICUT AND SHALL FOR ALL PURPOSES BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF SAID COMMONWEALTH (EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OR CHOICE OF LAW). THE BORROWER AGREES THAT ANY SUIT FOR THE ENFORCEMENT OF THIS CREDIT AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS MAY BE BROUGHT IN THE COURTS OF THE STATE OF CONNECTICUT OR ANY FEDERAL COURT SITTING THEREIN AND CONSENTS TO THE NONEXCLUSIVE JURISDICTION OF SUCH COURT AND SERVICE OF PROCESS IN ANY SUCH SUIT BEING MADE UPON THE BORROWER BY MAIL AT THE ADDRESS SPECIFIED IN (S)20. THE BORROWER HEREBY WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH SUIT OR ANY SUCH COURT OR THAT SUCH SUIT IS BROUGHT IN AN INCONVENIENT COURT.

     (S)22.  HEADINGS.

     The captions in this Credit Agreement are for convenience of reference only and shall not define or limit the provisions hereof.

     (S)23.  COUNTERPARTS.

     This Credit Agreement and any amendment hereof may be executed in several counterparts and by each party on a separate counterpart, each of which when executed and delivered shall be an original, and all of which together shall constitute one instrument. In proving this Credit Agreement it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom enforcement is sought.

     (S)24.  ENTIRE AGREEMENT, ETC.

     The Loan Documents and any other documents executed in connection herewith or therewith express the entire understanding of the parties with respect to the transactions contemplated hereby. Neither this Credit Agreement nor any term hereof may be changed, waived, discharged or terminated, except as provided in (S)26.

     (S)25.  WAIVER OF JURY TRIAL.

     The Borrower hereby waives its right to a jury trial with respect to any action or claim arising out of any dispute in connection with this Credit Agreement, the Revolving Credit Notes or any of the other Loan Documents, any rights or obligations hereunder or thereunder or the performance of which rights and obligations. Except as prohibited by law, the Borrower hereby waives any right it may have to claim or recover in any litigation referred to in the preceding sentence any special, exemplary, punitive or consequential damages or any damages other than, or in addition to, actual damages. The Borrower
(a)
certifies that no representative, agent or attorney of any Bank or the Agent has represented, expressly or otherwise, that such Bank or the Agent would not, in the event of litigation, seek to enforce the foregoing waivers and
(b)
acknowledges that the Agent and the Banks have been induced to enter into this Credit Agreement and the other Loan Documents to which it is a party by, among other things, the waivers and certifications contained herein.

     (S)26.  CONSENTS, AMENDMENTS, WAIVERS, ETC.

     Any consent or approval required or permitted by this Credit Agreement to be given by all of the Banks may be given, and any term of this Credit Agreement, the other Loan Documents or any other instrument related hereto or mentioned herein may be amended, and the performance or observance by the Borrower or any of its Subsidiaries of any terms of this Credit Agreement, the other Loan Documents or such other instrument or the continuance of any Default or Event of Default may be waived (either generally or in a particular instance and either retroactively or prospectively) with, but only with, the written consent of the Borrower and the written consent of the Majority Banks; provided, that, notwithstanding the foregoing, the Cash Management Agreements may be waived, modified or terminated at any time by BKBCT and the Borrower without the consent of the Banks. Notwithstanding the foregoing, the rate of interest on the Revolving Credit Notes (other than interest accruing pursuant to (S)5.11 following the effective date of any waiver by the Majority Banks of the Default or Event of Default relating thereto), the term and maturity of the Revolving Credit

Notes, the amount of the Commitments of the Banks, and the amount of commitment fee or Letter of Credit Fees hereunder may not be changed without the written consent of the Borrower and the written consent of each Bank affected thereby; the definition of Majority Banks may not be amended without the written consent of all of the Banks; and the amount of the Agent's Fee or any Letter of Credit Fees payable for the Agent's account and (S)15 may not be amended without the written consent of the Agent. No waiver shall extend to or affect any obligation not expressly waived or impair any right consequent thereon. No course of dealing or delay or omission on the part of the Agent or any Bank in exercising any right shall operate as a waiver thereof or otherwise be prejudicial thereto. No notice to or demand upon the Borrower shall entitle the Borrower to other or further notice or demand in similar or other circumstances.

     (S)27.  SEVERABILITY.

     The provisions of this Credit Agreement are severable and if any one clause or provision hereof shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction, and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision of this Credit Agreement in any jurisdiction.

     (S)28.  COMMERCIAL TRANSACTION; PREJUDGMENT REMEDY WAIVER.

     THE BORROWER REPRESENTS, WARRANTS AND ACKNOWLEDGES THAT THE TRANSACTION OF WHICH THIS CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS ARE A PART IS A "COMMERCIAL TRANSACTION" WITHIN THE MEANING OF CHAPTER 903A OF CONNECTICUT GENERAL STATUTES, AS AMENDED. THE BORROWER HEREBY WAIVES ITS RIGHT TO NOTICE AND PRIOR COURT HEARING OR COURT ORDER UNDER CONNECTICUT GENERAL STATUTES SECTIONS 52-278a ET. SEQ. AS AMENDED OR UNDER ANY OTHER STATE OR FEDERAL LAW WITH RESPECT TO ANY AND ALL PREJUDGMENT REMEDIES THE AGENT OR THE BANKS MAY EMPLOY TO ENFORCE THEIR RIGHTS AND REMEDIES HEREUNDER AND UNDER THE OTHER LOAN DOCUMENTS. MORE SPECIFICALLY, BORROWER ACKNOWLEDGES THAT THE AGENT'S ATTORNEY AND/OR THE BANKS' ATTORNEY MAY, PURSUANT TO CONN. GEN. STAT. (S)52-278f, ISSUE A WRIT FOR A PREJUDGMENT REMEDY WITHOUT SECURING A COURT ORDER. THE BORROWER ACKNOWLEDGES AND RESERVES ITS RIGHT TO NOTICE AND A HEARING SUBSEQUENT TO THE ISSUANCE OF A WRIT FOR PREJUDGMENT REMEDY AS AFORESAID AND THE AGENT AND THE BANKS ACKNOWLEDGES BORROWER'S RIGHT TO SAID HEARING SUBSEQUENT TO THE ISSUANCE OF SAID WRIT.

     IN WITNESS WHEREOF, the undersigned have duly executed this Credit Agreement as a sealed instrument as of the date first set forth above.

                              MOORE MEDICAL CORP.

                              By:_________________________________

                                 Its:_________________________________

                              BANK OF BOSTON CONNECTICUT
                              individually and as Agent

                              By:_________________________________

                                 Its:  Vice President

                                   SCHEDULE 2
                                   ----------

                    DEFINITIONS AND RULES OF INTERPRETATION.
                    ----------------------------------------

       Definitions. The following terms shall have the meanings set forth in this Schedule 2 or elsewhere in the provisions of this Credit Agreement referred to below:

       Accounts Receivable. All rights of the Borrower to payment for goods sold, leased or otherwise marketed in the ordinary course of business and all rights of the Borrower to payment for services rendered in the ordinary course of business and all sums of money or other proceeds due thereon pursuant to transactions with account debtors, except for that portion of the sum of money or other proceeds due thereon that relate to sales, use or property taxes in conjunction with such transactions, recorded on books of account in accordance with generally accepted accounting principles.

       Affiliate. Any Person that would be considered to be an affiliate of the Borrower under Rule 144(a) of the Rules and Regulations of the Securities and Exchange Commission, as in effect on the date hereof, if the Borrower were issuing securities.

       Agent.  Bank of Boston Connecticut acting as agent for the Banks.

       Agent's Special Counsel. Bingham, Dana & Gould or such other counsel as may be approved by the Agent.

       Applicable Margin.  See (S)2.5 hereof.

       Assignment and Acceptance.  See (S)19.1.

       Balance Sheet Date.  December 31, 1994.

       Banks. BKBCT and the other lending institutions listed on Schedule 1 hereto and any other Person who becomes an assignee of any rights and obligations of a Bank pursuant to (S)19.

       Base Rate. The higher of (a) the annual rate of interest announced from time to time by The First National Bank of Boston at its head office in Boston, Massachusetts, as its "base rate" and (b) one-half of one percent (1/2%) above the Federal Funds Effective Rate. For the purposes of this definition, "Federal Funds Effective Rate" shall mean for any day, the rate per annum equal to the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average of the quotations for such day on such transactions received by the Agent from three funds brokers of recognized standing selected by the Agent.

       Base Rate Loans. Revolving Credit Loans bearing interest calculated by reference to the Base Rate.

       BKBCT. Bank of Boston Connecticut, a Connecticut state chartered savings bank, in its individual capacity.

       Borrower.  As defined in the preamble hereto.

       Borrowing Base. At the relevant time of reference thereto, an amount determined by the Agent by reference to the most recent Borrowing Base Report delivered to the Banks and the Agent pursuant to (S)8.4(e), which is equal to the sum of:

          (a) 85% of Eligible Accounts Receivable for which invoices have been issued and are payable; plus

          (b) the lesser of (i) 55% of the net book value (determined on an average cost basis at lower of cost or market) of Eligible Inventory and (ii) $33,000,000.

       Borrowing Base Report. A Borrowing Base Report signed by the chief financial officer of the Borrower and in substantially the form of Exhibit D hereto.

       Business Day. Any day on which banking institutions in Hartford, Connecticut, are open for the transaction of banking business and, in the case of Eurodollar Rate Loans, also a day which is a Eurodollar Business Day.

       Capital Assets. Fixed assets, both tangible (such as land, buildings, fixtures, machinery and equipment) and intangible (such as patents, copyrights, trademarks, franchises and good will); provided that Capital Assets shall not include any item customarily charged directly to expense or depreciated over a useful life of twelve (12) months or less in accordance with generally accepted accounting principles.

       Capital Expenditures. Amounts paid or indebtedness incurred by the Borrower or any of its Subsidiaries in connection with the purchase or lease by the Borrower or any of its Subsidiaries of Capital Assets that would be required to be capitalized (including, without limitation, indebtedness incurred and amounts paid in connection with Capitalized Leases) and shown on the balance sheet as an asset of such Person in accordance with generally accepted accounting principles.

       Capitalized Leases. Leases under which the Borrower or any of its Subsidiaries is the lessee or obligor, the discounted future rental payment obligations under which are required to be capitalized on the balance sheet of the lessee or obligor in accordance with generally accepted accounting principles.

       Cash Collateral Account.  See (S)8.13 hereof.

       Cash Management Agreements. Collectively, the Cash Management Master Agreement (New England), to be dated on or after the date hereof, among the Borrower, BKBCT and certain affiliates of BKBCT, together with all schedules and exhibits thereto, and the Money Transfer Agreement, to be dated on or after the date hereof, between the Borrower and BKBCT, together with all exhibits and schedules thereto.

       Closing Date. The first date on which the conditions set forth in (S)11 have been satisfied and any Revolving Credit Loans are to be made or any Letter of Credit is to be issued hereunder.

       Code.  The Internal Revenue Code of 1986.

       Collateral. All of the property, rights and interests of the Borrower and its Subsidiaries that are or are intended to be subject to the security interests and mortgages created by the Security Documents.

       Commitment. With respect to each Bank, the amount set forth on Schedule 1 hereto as the amount of such Bank's commitment to make Revolving Credit Loans to, and to participate in the issuance, extension and renewal of Letters of Credit for the account of, the Borrower, as the same may be reduced from time to time; or if such commitment is terminated pursuant to the provisions hereof, zero.

       Commitment Percentage. With respect to each Bank, the percentage set forth on Schedule 1 hereto as such Bank's percentage of the aggregate Commitments of all of the Banks.

       Consolidated or consolidated. With reference to any term defined herein, shall mean that term as applied to the accounts of the Borrower and its Subsidiaries, consolidated in accordance with generally accepted accounting principles.

       Consolidated Financial Obligations. With respect to any fiscal period, an amount equal to the sum of all payments on Indebtedness that become due and payable or that are to become due and payable during such fiscal period pursuant to any agreement or instrument to which the Borrower or any of its Subsidiaries is a party relating to the borrowing of money or the obtaining of credit or in respect of Capitalized Leases. Demand obligations shall be deemed to be due and payable during any fiscal period during which such obligations are outstanding.

       Consolidated Net Income (or Deficit). The consolidated net income (or deficit) of the Borrower and its Subsidiaries, after deduction of all expenses, taxes, and other proper charges, determined in accordance with generally accepted accounting principles.

          Consolidated Operating Cash Flow. For any period, an amount equal to
(a) the sum of (i) Earnings Before Interest and Taxes for such period, plus (ii) depreciation, amortization and all other noncash charges for such period, less
(b) the sum of (i) cash payments for all income taxes paid during such period, plus (ii) Capital Expenditures made during such period to the extent permitted by (S)10.5, plus (iii) the aggregate amount of Distributions paid during such period.

          Consolidated Tangible Net Worth. The excess of Consolidated Total Assets over Consolidated Total Liabilities, and less the sum of:

               (a) the total book value of all assets of the Borrower and its Subsidiaries properly classified as intangible assets under generally accepted accounting principles, including such items as good will, the purchase price of acquired assets in excess of the fair market value thereof, trademarks, trade names, service marks, brand names, copyrights, patents and licenses, and rights with respect to the foregoing; plus

               (b) all amounts representing any write-up in the book value of any assets of the Borrower or its Subsidiaries resulting from a revaluation thereof subsequent to the Balance Sheet Date; plus

               (c) to the extent otherwise includable in the computation of Consolidated Tangible Net Worth, any subscriptions receivable.

          Consolidated Total Assets. All assets of the Borrower and its Subsidiaries determined on a consolidated basis in accordance with generally accepted accounting principles.

          Consolidated Total Interest Expense. For any period, the aggregate amount of interest required to be paid or accrued by the Borrower and its Subsidiaries during such period on all Indebtedness of the Borrower and its Subsidiaries outstanding during all or any part of such period, whether such interest was or is required to be reflected as an item of expense or capitalized, including payments consisting of interest in respect of Capitalized Leases and including commitment fees, agency fees, facility fees, balance deficiency fees and similar fees or expenses in connection with the borrowing of money, all as determined in accordance with generally accepted accounting principles.

          Consolidated Total Liabilities. All liabilities of the Borrower and its Subsidiaries determined on a consolidated basis in accordance with generally accepted accounting principles.

          Conversion Request. A notice given by the Borrower to the Agent of the Borrower's election to convert or continue a Revolving Credit Loan in accordance with (S)2.7.

          Credit Agreement. This Revolving Credit Agreement, including the Schedules and Exhibits hereto .

          Default.  See (S)13.1.

          Distribution. The declaration or payment of any dividend on or in respect of any shares of any class of capital stock of the Borrower, other than dividends payable solely in shares of common stock of the Borrower; the purchase, redemption, or other retirement of any shares of any class of capital stock of the Borrower, directly or indirectly through a Subsidiary of the Borrower or otherwise; the return of capital by the Borrower to its shareholders as such; or any other distribution on or in respect of any shares of any class of capital stock of the Borrower.

          Dollars or $. Dollars in lawful currency of the United States of America.

          Domestic Lending Office. Initially, the office of each Bank designated as such in Schedule 1 hereto; thereafter, such other office of such Bank, if any, located within the United States that will be making or maintaining Base Rate Loans.

          Drawdown Date. The date on which any Revolving Credit Loan is made or is to be made, and the date on which any Revolving Credit Loan is converted or continued in accordance with (S)2.7 or in accordance with the Cash Management Agreements.

          Earnings Before Interest and Taxes. The consolidated earnings (or loss) from the operations of the Borrower and its Subsidiaries for any period, after all expenses and other proper charges but before payment or provision for any income taxes or interest expense for such period, determined in accordance with generally accepted accounting principles.

          Eligible Accounts Receivable. The aggregate of the unpaid portions of Accounts Receivable (net of any credits, rebates, offsets, holdbacks or other adjustments or commissions payable to third parties that are adjustments to such Accounts Receivable) (a) that the Borrower reasonably and in good faith determines to be collectible; (b) that are with account debtors that (i) are not Affiliates of the Borrower, (ii) purchased the goods or services giving rise to the relevant Account Receivable in an arm's length transaction, (iii) are not insolvent or involved in any case or proceeding, whether voluntary or involuntary, under any bankruptcy, reorganization, arrangement, insolvency, adjustment of debt, dissolution, liquidation or similar law of any jurisdiction and (iv) are not, in the Majority Banks' reasonable judgment, uncreditworthy;
(c) that are in payment of obligations that have been fully performed; (d) that are not subject to dispute or any other similar claims that would reduce the cash amount payable therefor; (e) that are not subject to any pledge, restriction, security interest or other lien or encumbrance other than those created by the Loan Documents; (f) in which the Agent has a valid and perfected first priority security interest; (g) that are not outstanding for more than sixty (60) days past the date of the respective invoices therefor; (h) that are not outstanding more than ninety (90) days past the date of shipment thereof in the case of goods or the end of the calendar month following the provision thereof in the case of services (each such date, a "SHIPMENT DATE"); provided, that

Accounts Receivables that otherwise would qualify as Eligible Accounts Receivable, in an aggregate amount not in excess of ten percent (10%) of all otherwise Eligible Accounts Receivable, shall be included in the definition of Eligible Accounts Receivable if such Accounts Receivable are not outstanding more than three hundred sixty five (365) days past the Shipment Date applicable thereto; (i) that are not due from any single account debtor if more than fifteen percent (15%) of the aggregate amount of all Accounts Receivable owing from such account debtor would otherwise not be Eligible Accounts Receivable;
(j) that are payable in Dollars; and (k) that are not payable from an office outside of the United States.

          Eligible Assignee. Any of (a) a commercial bank or finance company organized under the laws of the United States, or any State thereof or the District of Columbia, and having total assets in excess of $10,000,000,000; (b) a savings and loan association or savings bank organized under the laws of the United States, or any State thereof or the District of Columbia, and having a net worth of at least $1,000,000,000, calculated in accordance with generally accepted accounting principles; (c) a commercial bank organized under the laws of any other country which is a member of the Organization for Economic Cooperation and Development (the "OECD"), or a political subdivision of any such country, and having total assets in excess of $10,000,000,000, provided that such bank is acting through a branch or agency located in the country in which it is organized or another country which is also a member of the OECD; (d) the central bank of any country which is a member of the OECD; and (e) if, but only if, any Event of Default has occurred and is continuing, any other bank, insurance company, commercial finance company or other financial institution or other Person approved by the Agent, such approval not to be unreasonably withheld.

          Eligible Inventory. With respect to the Borrower or any of its Subsidiaries, finished goods, work in progress and raw materials and component parts inventory owned by the Borrower or such Subsidiary; provided that Eligible Inventory shall not include any inventory (i) held on consignment, or not otherwise owned by the Borrower or such Subsidiary, or of a type no longer sold by the Borrower or such Subsidiary, (ii) which has been returned by a customer and not saleable in the ordinary course of the Borrower's business or is damaged or subject to any legal encumbrance other than Permitted Liens, (iii) which is not in the possession of the Borrower or such Subsidiary unless the Agent has received a waiver from the party in possession of such inventory in form and substance satisfactory to the Agent, (iv) which is held by the Borrower or such Subsidiary on property leased by the Borrower or a Subsidiary, unless the Agent has received a waiver from the lessor of such leased property and, if any, sublessor thereof in form and substance satisfactory to the Agent, (v) as to which appropriate Uniform Commercial Code financing statements showing the Borrower or such Subsidiary as debtor and the Agent as secured party have not been filed in the proper filing office or offices in order to perfect the Agent's security interest therein, (vi) which has been shipped to a customer of the Borrower or such Subsidiary regardless of whether such shipment is on a consignment basis, (vii) which is not located within the United States of America, or (viii) which the Majority Banks reasonably deem to be obsolete or not marketable.

          Employee Benefit Plan. Any employee benefit plan within the meaning of (S)3(3) of ERISA maintained of contributed to by the Borrower or any ERISA Affiliate, other than a Multiemployer Plan.

          Environmental Laws. Any judgment, decree, order, law, license, rule or regulation pertaining to environmental matters, including without limitation, those arising under the Resource Conservation and Recovery Act ("RCRA"), the Comprehensive Environmental Response, Compensation and Liability Act of 1980 as amended ("CERCLA"), the Superfund Amendments and Reauthorization Act of 1986 ("SARA"), the Federal Clean Water Act, the Federal Clean Air Act, the Toxic Substances Control Act, or any applicable state or local statutes, regulation, ordinance, order or decree relating to the environment.

          ERISA.  The Employee Retirement Income Security Act of 1974.

          ERISA Affiliate. Any Person which is treated as a single employer with the Borrower under (S)414 of the Code.

          ERISA Reportable Event. A reportable event with respect to a Guaranteed Pension Plan within the meaning of (S)4043 of ERISA and the regulations promulgated thereunder as to which the requirement of notice has not been waived.

          Eurocurrency Reserve Rate. For any day with respect to a Eurodollar Rate Loan, the maximum rate (expressed as a decimal) at which any lender subject thereto would be required to maintain reserves under Regulation D of the Board of Governors of the Federal Reserve System (or any successor or similar regulations relating to such reserve requirements) against "Eurocurrency Liabilities" (as that term is used in Regulation D), if such liabilities were outstanding. The Eurocurrency Reserve Rate shall be adjusted automatically on and as of the effective date of any change in the Eurocurrency Reserve Rate.

          Eurodollar Business Day. Any day on which commercial banks are open for international business (including dealings in Dollar deposits) in London or such other eurodollar interbank market as may be selected by the Agent in its sole discretion acting in good faith.

          Eurodollar Lending Office. Initially, the office of each Bank designated as such in Schedule 1 hereto; thereafter, such other office of such Bank, if any, that shall be making or maintaining Eurodollar Rate Loans.

          Eurodollar Rate. For any Interest Period with respect to a Eurodollar Rate Loan, the rate of interest equal to (a) the arithmetic average of the rates per annum for each Reference Bank (rounded upwards to the nearest 1/32 of one percent) of the rate at which such Reference Bank's Eurodollar Lending Office is offered Dollar deposits two Eurodollar Business Days prior to the beginning of such Interest Period in the interbank eurodollar market where the eurodollar and foreign currency and exchange operations of such Eurodollar Lending Office are customarily conducted, for delivery on the first day of such Interest Period for the number of days comprised therein and in an amount comparable to the amount of the Eurodollar Rate Loan of such Reference Bank to which such Interest Period applies, divided by (b) a number equal to
1.00 minus the Eurocurrency Reserve Rate, if applicable.

          Eurodollar Rate Loans. Revolving Credit Loans bearing interest calculated by reference to the Eurodollar Rate.

          Event of Default.  See (S)13.1.

          Generally Accepted Accounting Principles. (a) When used in (S)10, whether directly or indirectly through reference to a capitalized term used therein, means (i) principles that are consistent with the principles promulgated or adopted by the Financial Accounting Standards Board and its predecessors, in effect for the fiscal year ended on the Balance Sheet Date, and
(ii) to the extent consistent with such principles, the accounting practice of the Borrower reflected in its financial statements for the year ended on the Balance Sheet Date, and (b) when used in general, other than as provided above, means principles that are (i) consistent with the principles promulgated or adopted by the Financial Accounting Standards Board and its predecessors, as in effect from time to time, and (ii) consistently applied with past financial statements of the Borrower adopting the same principles, provided that in each case referred to in this definition of "generally accepted accounting principles" a certified public accountant would, insofar as the use of such accounting principles is pertinent, be in a position to deliver an unqualified opinion (other than a qualification regarding changes in generally accepted accounting principles) as to financial statements in which such principles have been properly applied.

          Guaranteed Pension Plan. Any employee pension benefit plan within the meaning of (S)3(2) of ERISA maintained or contributed to by the Borrower or any ERISA Affiliate the benefits of which are guaranteed on termination in full or in part by the PBGC pursuant to Title IV of ERISA, other than a Multiemployer Plan.

          Hazardous Substances.  Hazardous waste as defined by 42 U.S.C.
(S)9601(5), any hazardous substances as defined by 42 U.S.C. (S)9601(14), any pollutant or contaminant as defined by 42 U.S.C. (S)9601(33) and any toxic substances, oil or hazardous materials or other chemicals or substances regulated by any Environmental Laws.

          Head Office. The Agent's head office located at 31 Pratt Street, Hartford, Connecticut 06103, or at such other location as the Agent may designate from time to time.

          Indebtedness. All obligations, contingent and otherwise, that in accordance with generally accepted accounting principles should be classified upon the obligor's balance sheet as liabilities, including in any event and whether or not so classified: (a) all debt and similar monetary obligations, whether direct or indirect; (b) all liabilities secured by any mortgage, pledge, security interest, lien, charge or other encumbrance existing on property owned or acquired subject thereto, whether or not the liability secured thereby shall have been assumed; and (c) all guarantees, endorsements and other contingent obligations whether direct or indirect in respect of indebtedness of others, including any obligation to supply funds to or in any manner to invest in, directly or indirectly, the debtor, to purchase indebtedness, or to assure the owner of indebtedness against loss, through an agreement to purchase goods, supplies, or services for the purpose of enabling the debtor to make payment of the indebtedness held by such owner or otherwise, and the obligations to reimburse the issuer in respect of any letters of credit.

          Interest Payment Date. (a) As to any Base Rate Loan, the last day of the fiscal quarter which includes the Drawdown Date thereof; and (b) as to any Eurodollar Rate Loan in respect of which the Interest Period is (i) 3 months or less, the last day of such Interest Period and (ii) more than 3 months, the date that is 3 months from the first day of such Interest Period and, in addition, the last day of such Interest Period.

          Interest Period. With respect to each Revolving Credit Loan, (a) initially, the period commencing on the Drawdown Date of such Loan and ending on the last day of one of the periods set forth below, as selected by the Borrower in a Loan Request (i) for any Base Rate Loan, the last day of the fiscal quarter; and (ii) for any Eurodollar Rate Loan, 1, 2, 3, or 6 months; and (b) thereafter, each period commencing on the last day of the next preceding Interest Period applicable to such Revolving Credit Loan and ending on the last day of one of the periods set forth above, as selected by the Borrower in a Conversion Request; provided that all of the foregoing provisions relating to Interest Periods are subject to the following:

          (A) if any Interest Period with respect to a Eurodollar Rate Loan would otherwise end on a day that is not a Eurodollar Business Day, that Interest Period shall be extended to the next succeeding Eurodollar Business Day unless the result of such extension would be to carry such Interest Period into another calendar month, in which event such Interest Period shall end on the immediately preceding Eurodollar Business Day;

          (B) if any Interest Period with respect to a Base Rate Loan would end on a day that is not a Business Day, that Interest Period shall end on the next succeeding Business Day;

          (C) if the Borrower shall fail to give notice as provided in (S)2.7, the Borrower shall be deemed to have requested a conversion of the affected Eurodollar Rate Loan to a Base Rate Loan on the last day of the then current Interest Period with respect thereto;

          (D) any Interest Period relating to any Eurodollar Rate Loan that begins on the last Eurodollar Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Eurodollar Business Day of a calendar month; and

          (E) any Interest Period relating to any Eurodollar Rate Loan that would otherwise extend beyond the Revolving Credit Loan Maturity Date shall end on the Revolving Credit Loan Maturity Date.

          Investments. All expenditures made and all liabilities incurred (contingently or otherwise) for the acquisition of stock or Indebtedness of, or for loans, advances, capital contributions or transfers of property to, or in respect of any guaranties (or other commitments as described under Indebtedness), or obligations of, any Person. In determining the aggregate amount of Investments outstanding at any particular time: (a) the amount of any Investment represented by a guaranty shall be taken at not less than the principal amount of the obligations guaranteed and still outstanding; (b) there shall be included as an Investment all interest accrued with respect to Indebtedness constituting an Investment unless and until such interest is paid;
(c) there shall be deducted in respect of each such Investment any amount received as a return of capital (but only by repurchase, redemption, retirement, repayment, liquidating dividend or liquidating distribution); (d) there shall not be deducted in respect of any Investment any amounts received as earnings on such Investment, whether as dividends, interest or otherwise, except that accrued interest included as provided in the foregoing clause (b) may be deducted when paid; and (e) there shall not be deducted from the aggregate amount of Investments any decrease in the value thereof.

          Letter of Credit.  See (S)4.1(a).

          Letter of Credit Application.  See (S)4.1(a).

          Letter of Credit Participation.  See (S)4.1(d).

          Leverage Ratio. With respect to any fiscal quarter of the Borrower, the ratio of the Consolidated Total Liabilities of the Borrower to the Consolidated Tangible Net Worth of the Borrower for such fiscal quarter.

          Loan Documents. This Credit Agreement, the Notes, the Letter of Credit Applications, the Letters of Credit, the Security Agreement, the Cash Management Agreements, and any other agreement, document or instrument executed in connection with any of the foregoing.

          Loan Request.  See (S)2.6.

          Majority Banks. As of any date, the Banks holding at least fifty-six percent (56%) of the outstanding principal amount of the Revolving Credit Notes on such date; and if no such principal is outstanding, the Banks whose aggregate Commitments constitutes at least fifty-six percent (56%) of the Total Commitment.

          Materially Adverse Effect: A materially adverse effect on the financial condition or business operations of the Borrower and its Subsidiaries taken as a whole which materially impairs the ability of the Borrower and its Subsidiaries to substantially perform their respective obligations hereunder or under any of the other Loan Documents.

          Maximum Drawing Amount. The maximum aggregate amount from time to time that the beneficiaries may draw under outstanding Letters of Credit, as such aggregate amount may be reduced from time to time pursuant to the terms of the Letters of Credit.

          Multiemployer Plan.  Any multiemployer plan within the meaning of
(S)3(37) of ERISA maintained or contributed to by the Borrower or any ERISA Affiliate.

          Obligations. All indebtedness, obligations and liabilities of any of the Borrower and its Subsidiaries to any of the Banks and the Agent, individually or collectively, existing on the date of this Credit Agreement or arising thereafter, direct or indirect, joint or several, absolute or contingent, matured or unmatured, liquidated or unliquidated, secured or unsecured, arising by contract, operation of law or otherwise, arising or incurred under this Credit Agreement or under any of the other Loan Documents or in respect of any of the Revolving Credit Loans made or Reimbursement Obligations incurred or any of the Notes, Letter of Credit Application, Letter of Credit or other instruments at any time evidencing any thereof.

          Outstanding. With respect to the Revolving Credit Loans, the aggregate unpaid principal thereof as of any date of determination.

          PBGC. The Pension Benefit Guaranty Corporation created by (S)4002 of ERISA and any successor entity or entities having similar responsibilities.

          Perfection Certificates. The Perfection Certificates as defined in the Security Agreements.

          Permitted Liens. Liens, security interests and other encumbrances permitted by (S)9.2.

          Person. Any individual, corporation, partnership, trust, unincorporated association, business, or other legal entity, and any government or any governmental agency or political subdivision thereof.

          Real Estate. All real property at any time owned or leased by the Borrower or any of its Subsidiaries.

          Reference Bank.  BKBCT.

          Reimbursement Obligation. The Borrower's obligation to reimburse the Agent and the Banks on account of any drawing under any Letter of Credit as provided in (S)4.2.

          Revolving Credit Loan Maturity Date.  December 31, 1998.

          Revolving Credit Loans. Revolving credit loans made or to be made by the Banks to the Borrower pursuant to (S)2.

          Revolving Credit Note Record. The grid attached to a Revolving Credit Note, or the continuation of such grid, or any other similar record, including computer records, maintained by any Bank with respect to any Revolving Credit Loan referred to in such Revolving Credit Note.

          Revolving Credit Notes.  See (S)2.4.

          Security Agreement. The Security Agreement, dated or to be dated on or prior to the Closing Date, between the Borrower and its Subsidiaries and the Agent and in form and substance satisfactory to the Banks and the Agent.

          Settlement. The making of, or receiving of payments in immediately available funds, by the Banks to or from the Agent in accordance with (S)2.9(b) hereof to the extent necessary to cause each Bank's actual share of the aggregate outstanding principal amount of the Revolving Credit Loans to be equal to such Bank's Commitment Percentage of such aggregate outstanding principal amount of the Revolving Credit Loans, in any case when, prior to such event or action, the actual share is not so equal.

          Subsidiary. Any corporation, association, trust, or other business entity of which the designated parent shall at any time own directly or indirectly through a Subsidiary or Subsidiaries at least a majority (by number of votes) of the outstanding Voting Stock.

          Total Commitment. The sum of the Commitments of the Banks, as in effect from time to time.

          Type. As to any Revolving Credit Loan, its nature as a Base Rate Loan or a Eurodollar Rate Loan.

          Uniform Customs. With respect to any Letter of Credit, the Uniform Customs and Practice for Documentary Credits (1993 Revision), International Chamber of Commerce Publication No. 500 or any successor version thereto adopted by the Agent in the ordinary course of its business as a letter of credit issuer and in effect at the time of issuance of such Letter of Credit.

          Unpaid Reimbursement Obligation. Any Reimbursement Obligation for which the Borrower does not reimburse the Agent and the Banks on the date specified in, and in accordance with, (S)4.2.

          Voting Stock. Stock or similar interests, of any class or classes (however designated), the holders of which are at the time entitled, as such holders, to vote for the election of a majority of the directors (or persons performing similar functions) of the corporation, association, trust or other business entity involved, whether or not the right so to vote exists by reason of the happening of a contingency.

     Rules of Interpretation.

          (a) A reference to any document or agreement shall include such document or agreement as amended, modified or supplemented from time to time in accordance with its terms and the terms of this Credit Agreement.

          (b) The singular includes the plural and the plural includes the singular.

          (c) A reference to any law includes any amendment or modification to such law.

          (d) A reference to any Person includes its permitted successors and permitted assigns.

          (e) Accounting terms not otherwise defined herein have the meanings assigned to them by generally accepted accounting principles applied on a consistent basis by the accounting entity to which they refer.

          (f) The words "include", "includes" and "including" are not limiting.

          (g) All terms not specifically defined herein or by generally accepted accounting principles, which terms are defined in the Uniform Commercial Code as in effect in the STATE OF CONNECTICUT, have the meanings assigned to them therein.

          (h) Reference to a particular "(S)" refers to that section of this Credit Agreement unless otherwise indicated.

          (i) The words "herein", "hereof", "hereunder" and words of like import shall refer to this Credit Agreement as a whole and not to any particular section or subdivision of this Credit Agreement.

                                  SCHEDULE 7.7
                                  ------------
                                   LITIGATION
                                   ----------


1. Harold J. Robbins and Alan Freberg vs. Moore MedicalCorp., Mark E. Karp, Steven Kotler, Jerald K. Rome, Bruce Slovin, Robert H. Steele, Richard M. Tasso, Wilmer J. Thomas, Jr., Alan L. Fier, John A. Murray, and Peter C. Sutro, United States District Court for the Southern District of New York, 91 Civ. 3701 (MEL), consolidated action.

                                  SCHEDULE 7.15
                                  -------------
                              CERTAIN TRANSACTIONS
                              --------------------


Steven Kotler, a director of Moore Medical, is President of Schroder Wertheim & Co. Incorporated, an investment banking firm. From time-to-time Moore Medical Corp. uses investment banking services of Schroder Wertheim & Co. Incorporated.

                                  SCHEDULE 9.1
                                  ------------
                             PERMITTED INDEBTEDNESS
                             ----------------------

1. Moore Medical Corp. guarantee of a $30,000 loan from Farmers and Mechanics Bank to Connecticut DataLink Network, Inc. dated December 4, 1995.

                                  SCHEDULE 9.2
                                  ------------
                                PERMITTED LIENS
                                ---------------

                                     None.

                                   SCHEDULE 1
                                   -------- -

                                       TO
                                       --

                           REVOLVING CREDIT AGREEMENT
                           --------- ------ ---------

========================================================
             BANK               COMMITMENT   COMMITMENT
             ----               ----------   ----------
                                PERCENTAGE
                                ----------
--------------------------------------------------------
Bank of Boston Connecticut         100%      $45,000,000
81 West Main Street
Waterbury, Connecticut 06702
Attn:  Donald Peters,
Vice President
Telephone:  (203) 575-3733
Telecopy:   (203) 574-7599
--------------------------------------------------------
TOTAL COMMITMENT                             $45,000,000
========================================================

                                   SCHEDULE 1
                                   ----------

                              Collateral Locations
                              --------------------


  1.   370 John Downey Drive
       New Britain, Connecticut 06050

  2.   8100-4 Westside Industrial Drive
       Westside Industrial Park
       Jacksonville, Florida

  3.   7950 Doe Avenue
       Visalia, California 93291

  4.   101 Corporate Center of Dupage
       20W345-101st Street-Unit A
       Lemont, Illinois 60439

                             REVOLVING CREDIT NOTE
                             ---------------------

                              MOORE MEDICAL CORP.


$45,000,000                                     Dated as of January 9, 1996

       FOR VALUE RECEIVED, the undersigned, MOORE MEDICAL CORP., a Delaware corporation (hereinafter, together with its successors in title and assigns, called the "Borrower"), promises to pay on or before the Revolving Credit Loan Maturity Date (as hereinafter defined by reference) to the order of Bank of Boston Connecticut (hereinafter, together with its successors in title and assigns, called the "Lender"), at the head office of Bank of Boston Connecticut (the "Agent") at 31 Pratt Street, Hartford, Connecticut 06103, the principal sum of FORTY FIVE MILLION AND 00/100 DOLLARS ($45,000,000) in immediately available funds or, if less, the aggregate unpaid principal amount of the Revolving Credit Loans made by the Lender to the Borrower pursuant to the Credit Agreement to which reference is hereinafter made and to pay interest, in like money, on the unpaid principal amount owing hereunder from time to time from the date hereof until payment in full of such principal amount as provided in the Credit Agreement.

       This Note is made and delivered by the Borrower pursuant to (S)2.4 of the Revolving Credit Agreement dated as of January 9, 1996 by and among the Borrower, Bank of Boston Connecticut and the other lenders which are or may become parties to the Credit Agreement and the Agent (as amended and in effect from time to time, the "Credit Agreement"), and is entitled to the benefits and is subject to the provisions of the Credit Agreement. All capitalized terms used herein which are defined in the Credit Agreement shall have the same meanings herein as therein.

       The Borrower also promises to pay interest on the unpaid principal amount of the Revolving Credit Loans outstanding until paid in full at the rates per annum set forth in or established pursuant to the Credit Agreement. Such interest shall be payable on such dates as are determined from time to time pursuant to the Credit Agreement and shall be calculated as therein provided. Payments of both principal and interest are to be made in lawful money of the United States of America in same day or immediately available funds to the account designated by the Agent pursuant to the Credit Agreement.

       The Borrower has the right in certain circumstances to prepay the principal of this Note on the terms and conditions specified in the Credit Agreement.

       If any Event of Default shall occur, the entire unpaid principal amount of this Note and all of the unpaid interest accrued thereon may become or be declared due and payable in the manner and with the effect provided in the Credit Agreement.

       The Borrower and all guarantors and endorsers hereby waive presentment, demand, protest and notice of any kind in connection with the delivery, acceptance, performance and enforcement of this Note, and also hereby assent to extensions of time of payment or forbearance or other indulgences without notice.

       This Note and the obligations of the Borrower hereunder shall be governed by, and interpreted and determined in accordance with, the laws of the State of Connecticut.

       THE BORROWER HEREBY REPRESENTS, COVENANTS AND AGREES THAT THE PROCEEDS OF THE REVOLVING CREDIT LOANS SHALL BE USED FOR GENERAL COMMERCIAL PURPOSES AND THAT THIS NOTE IS PART OF A "COMMERCIAL TRANSACTION" AS DEFINED BY THE STATUTES OF THE STATE OF CONNECTICUT. THE BORROWER HEREBY WAIVES ALL RIGHTS TO NOTICE AND PRIOR COURT HEARING OR COURT ORDER UNDER CONNECTICUT GENERAL STATUES SECTIONS 52-278A ET SEQ. AS AMENDED OR UNDER ANY OTHER STATE OR FEDERAL LAW WITH RESPECT TO ANY AND ALL PREJUDGMENT REMEDIES THE LENDER MAY EMPLOY TO ENFORCE ITS RIGHTS AND REMEDIES HEREUNDER. MORE SPECIFICALLY, THE BORROWER ACKNOWLEDGES THAT LENDER'S ATTORNEY MAY, PURSUANT TO CONNECTICUT GENERAL STATUES, SECTION 52-278F, ISSUE A WRIT FOR A PREJUDGMENT REMEDY WITHOUT SECURING A COURT ORDER. THE BORROWER ACKNOWLEDGES AND RESERVES ITS RIGHT TO NOTICE AND A HEARING SUBSEQUENT TO THE ISSUANCE OF A WRIT FOR PREJUDGMENT REMEDY BY LENDER'S ATTORNEY. THE LENDER ACKNOWLEDGES THE BORROWER'S RIGHT TO SAID HEARING SUBSEQUENT TO THE ISSUANCE OF SAID WRIT.

       IN WITNESS WHEREOF, the Borrower has caused this Note to be signed in its partnership name by its duly authorized partner on the day and in the year first above written.

                                     MOORE MEDICAL CORP.


                                     By:_______________________________
                                        Name:
                                        Title:
                                        Address:  389 John Downey Drive
                                                  New Britain, Connecticut 06050